As filed on August 28, 2008
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      ☑
Pre-Effective Amendment No.
Post-Effective Amendment No. 9                                          ☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                      ☑
Post-Effective Amendment No. 12                                          ☑
FIRST FUNDS
(Exact Name of Registrant as Specified in Charter)
3435 STELZER ROAD
COLUMBUS, OHIO 43219
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code:
(614) 470-8000
DANIO MASTROPIERI
CITI FUND SERVICES OHIO, INC.
100 SUMMER STREET, SUITE 1500
BOSTON, MASSACHUSETTS 02110
(Name and Address of Agent for Service)
Copies of communications to:
DAVID STEPHENS, ESQ.
STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4982
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
☑ Immediately upon filing pursuant to paragraph (b)
☐ On (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a) (1)
☐ On (date) pursuant to paragraph (a) (1)
☐ 75 days after filing pursuant to paragraph (a) (2)
☐ On (date) pursuant to paragraph (a) (2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus & Privacy Policy

First Caliber Equity
First Sterling Income
First Elite Money Market

Class A
Trust Class

Investment Advisor

August 28, 2008

  First Funds

First Funds
Notice of Privacy Policy & Practices

First Funds recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with First Funds.

Collection of Customer	We collect nonpublic personal information about our customers from the following sources:
Information	• Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
• Account History, including information about the transactions and balances in a customer’s accounts; and
• Correspondence, written, telephonic or electronic between a customer and First Funds or service providers to First Funds.
Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with First Funds under one or more of these circumstances:
• As Authorized — if you request or authorize the disclosure of the information.

•  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for First Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•  Under Marketing Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of	We require service providers to First Funds:
Customer Information	• to maintain policies and procedures designed to assure only appropriate access to information about customers of First Funds;
• to limit the use of information about customers of First Funds to the purposes for which the information was disclosed or as otherwise permitted by law; and
• to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of First Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of First Funds.

[1]	For purposes of this notice, the terms “customer” or “customers” includes both shareholders of First Funds and individuals who provide nonpublic personal information to First Funds, but do not invest in First Funds shares.

This is not part of the Prospectus.

First Caliber Equity
First Sterling Income
First Elite Money Market

Class A
Trust Class
Prospectus

Investment Advisor
August 28, 2008

Questions?
Call 1-888-494-8510
or Your Investment Representative

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

First Funds              Table of Contents

	Risk/Return Summary and Fund Expenses

Carefully review this important section for information on each Fund’s investment objective, strategies, risks, past performance, and fees	3 4 15 25	Overview
First Caliber Equity
Investment Objective, Principal
Investment Strategies, Principal
Investment Risks, Performance
Information and Fees and Expenses
First Sterling Income
Investment Objective, Principal
Investment Strategies, Principal
Investment Risks, Performance
Information and Fees and Expenses
First Elite Money Market
Investment Objective, Principal
Investment Strategies, Principal
Investment Risks, Performance
		Information and Fees and Expenses

	Fund Management

Review this section for details on the people and organizations who oversee the Funds	31 32 32	Investment Advisor and Sub-Advisor Primary Portfolio Managers Co-Administrators

	Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related fees, and payments of dividends and distributions	34 36 39 42 44 46 48 49	Pricing of Fund Shares
Purchasing and Adding to Your Shares
Selling Your Shares
General Policies on Selling Shares
Market Timing Policy
Distribution Arrangements/Sales Charges
Exchanging Your Shares
		Dividends, Distributions and Taxes

	Financial Highlights

Review this section for information on the Funds’ financial results	51	Financial Highlights

	Back Cover

Where to learn more about the Funds

  Risk/Return Summary and Fund Expenses

Overview

This Prospectus describes the following funds offered by First Funds (the “Funds” or the “Trust”):

First Caliber Equity
First Sterling Income
First Elite Money Market

On the following pages, you will find important information about each Fund, including:

• investment objective
• principal investment strategies
• principal investment risks
• past performance
• fees and expenses associated with the Fund

The Funds are managed by First Financial Capital Advisors LLC (the “Advisor”). Munder Capital Management (the “Sub-Advisor”) serves as sub-advisor for First Elite Money Market.

Each Fund currently offers two classes of shares — Trust Class and Class A Shares. Trust Class Shares are offered only to certain trust or institutional clients of the Advisor, First Financial Bank, N.A., or affiliates of First Financial Bancorp, the Advisor’s parent, as well as to clients of approved broker/dealers investing through qualified wrap accounts. Class A Shares are offered to the public.

  Risk/Return Summary and Fund Expenses

First Caliber Equity

Investment Objective	The Fund seeks a high level of total return, consisting of capital appreciation and income. This objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies	The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of all market capitalizations. Equity securities in which the Fund may invest include common stocks, investment grade convertible securities and preferred stocks of both domestic and foreign issuers. The Fund may also purchase dividend-paying stocks of particular issuers when the issuer’s dividend record may, in the Advisor’s opinion, have a favorable influence on the securities’ market value. Although the Fund does not limit its investments to a particular size of company, it focuses on large capitalization companies. The Advisor considers the minimum market capitalization of large capitalization companies to be $7.5 billion at the time of purchase by the Fund. The Fund may invest up to 35% of its net assets in the equity securities of foreign issuers, including those in the form of American Depositary Receipts (“ADRs”).

In selecting securities, the Advisor will pursue an investment blend of value and growth stocks.

Value stocks typically represent companies that the Advisor believes to be undervalued relative to assets, earnings, growth potential or cash flows. Investment decisions are based upon fundamental research and internally developed valuation systems.

  Risk/Return Summary and Fund Expenses

Growth stocks typically represent financially secure companies with established operating histories that are proven leaders in their industry or market sector. These companies may demonstrate characteristics, such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share. These shares sell at higher prices but are relatively attractive.

The Fund is not limited by a fixed allocation of assets to either value or growth stocks and, depending upon the economic environment and judgment of the Advisor, may emphasize either value or growth stocks to the exclusion of the other.

The Advisor primarily uses a fundamental “top-down” approach in selecting securities for investment. This means that investment selections are made with a view to tracking the risk, capitalization and industry characteristics of a “benchmark index” by identifying industries and market sectors that may offer investment opportunities, before analyzing information relating to specific issuers.

The Fund also may invest in exchange-traded funds which are designed to provide investment results corresponding to an equity index. Investing in exchange-traded funds, which are investment companies, may involve duplication of advisory fees and certain other expenses. Under normal market conditions, up to 20% of the Fund’s net assets may be invested in money market instruments described below or held in cash.

During temporary defensive periods as determined by the Advisor, the Fund may hold up to 100% of its total assets in money market instruments, such as U.S. government securities, short-term corporate debt obligations, domestic

  Risk/Return Summary and Fund Expenses

bank certificates of deposit, bankers’ acceptances and repurchase agreements. However, to the extent the Fund is so invested, it may not achieve its investment objective during that time.

A further discussion of permissible investments for the Fund can be found in the Trust’s Statement of Additional Information (“SAI”).

The Fund’s annual portfolio turnover rate is expected to be greater than 100% (see “Portfolio Turnover Risk” below).

The Advisor may use certain strategies (“Hedging Strategies”) on behalf of the Fund to seek to reduce certain risks that could be associated with the Fund’s investments or as a substitute for investing directly in an underlying security. These Hedging Strategies include the use of options on securities and securities indexes, securities index and interest rate futures contracts and options on such futures contracts. The Fund may also enter into swap transactions. Swap transactions are generally contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to gain exposure to a market without directly investing in securities traded in that market. Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with the Fund’s investment objective and policies. The Fund may not use Hedging Strategies for speculative purposes. Further information relating to the use of Hedging Strategies, and the limitations on their use, appears in the SAI.

  Risk/Return Summary and Fund Expenses

Principal Investment Risks
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency.

The Fund will invest principally in equity securities, which typically do not provide the same protection of capital or assurance of income as fixed income securities. There is no guarantee that the Fund will meet its objective. When you sell your shares in the Fund, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Fund.

Market Risk. The possibility exists that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment in the Fund may fluctuate in response to these movements. By investing in a mix of growth and value stocks, the Fund assumes the risks of both.
Selection Risk. The particular stocks that are selected for the Fund may underperform the market or other funds with similar objectives.
Large Cap Stock Risk. By focusing on large capitalization stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

  Risk/Return Summary and Fund Expenses

Foreign Investment Risk. Although the Fund invests primarily in the securities of U.S. issuers, it may invest up to 35% of its net assets in the equity securities of foreign issuers, including ADRs which represent indirect ownership of securities issued by foreign companies. To the extent the Fund invests in the securities of foreign issuers, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

  Risk/Return Summary and Fund Expenses

Derivatives Risk. The Fund may use Hedging Instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and swap agreements, which are derivatives. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Additionally, some derivatives the Fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of Hedging Instruments.
Portfolio Turnover Risk. Portfolio turnover risk is the risk that high portfolio turnover is likely to result in increased Fund expenses that may result in lower investment returns. High portfolio turnover also could result in higher taxable distributions to shareholders and lower the Fund’s after-tax performance.

  Risk/Return Summary and Fund Expenses

Who May Want to Invest?	Consider investing in First Caliber Equity if you:
• are looking to add a growth component to your portfolio
• are seeking a long-term goal such as retirement
• are willing to accept the risks of investing in the stock markets

  Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and tables shown illustrate the risks of investing in the Fund. Before the Fund commenced operations on May 13, 2002, substantially all of the assets of a predecessor common trust fund (the “CTF”) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Fund were transferred to the Fund. The bar chart shows you how the performance of the Fund’s Trust Class Shares has varied from year to year. The first table compares the average annual total returns of the Fund’s Trust Class and Class A Shares over time to those of the S&P 500 Index, an unmanaged index that generally reflect the performance of the U.S. stock market as a whole. Please note that the performance figures for the Fund’s shares in the bar chart and the first table do not reflect the impact of applicable taxes and represent the performance of the CTF through May 12, 2002, adjusted to reflect the Fund’s estimated fees and expenses before waivers and/or reimbursements, and the performance of the Fund’s shares thereafter. The CTF was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, was not subject to certain investment restrictions that might have adversely affected performance. The second table compares the average annual total returns of the Fund’s Trust Class and Class A Shares to those of the S&P 500 Index for various periods since the date the Fund commenced operations as an investment company registered under the 1940 Act. These performance figures for the Fund’s Trust Class Shares are shown before and after taxes. All performance figures reflect the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax performance is shown only for the Fund’s Trust Class Shares. After-tax performance of the Fund’s Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances “Returns After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Risk/Return Summary and Fund Expenses

Year-by-Year Total Returns as of 12/31 for Trust Class Shares (*)

The year-to-date total return of the Fund’s Trust Class Shares as of 6/30/08 was -10.90%.

Best Quarter:	4Q 1998	18.90%
Worst Quarter:	3Q 2002	-17.57%

(*)	Reflects performance of the predecessor CTF through May 12, 2002.

The returns for Class A Shares will differ from the returns for Trust Class Shares shown in the bar chart because of differences in fees and expenses of each Class.

Average Annual Total Returns as of 12/31/07(1)

				Since
				Inception
First Caliber Equity	1 year	5 years	10 years	(May 1, 1965)
Trust Class Shares	11.11%	11.31%	4.76%	8.07%

Class A Shares (with load)	7.61%	10.38%	4.20%	7.72%

S&P 500 Index(2)	5.49%	12.82%	5.91%	10.28%

(1)	Reflects performance of the predecessor CTF through May 12, 2002.
(2)	The S&P 500 Index is an unmanaged index that does not include fees and expenses. Investors may not invest directly in the S&P 500 Index.

  Risk/Return Summary and Fund Expenses

Average Annual Total Returns as of 12/31/07

			Since
			Inception
The First Caliber Equity	1 year	5 years	(May 12, 2002)

Trust Class Shares Returns Before Taxes	11.11%	11.31%	6.48%

Trust Class Shares Returns After Taxes on Distributions	7.25%	9.64%	5.05%

Trust Class Shares Returns After Taxes on Distributions and Sale of Fund Shares	12.41%	9.75%	5.49%

Class A Shares Returns Before Taxes(1)	7.61%	10.38%	5.68%

S&P 500 Index(2)	5.49%	12.82%	7.99%

(1)	Return reflects performance after sales charges and expenses are deducted.
(2)	The S&P 500 Index is an unmanaged index that does not include fees and expenses. Investors may not invest directly in the S&P 500 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
(fees paid directly from your	Class A	Trust Class
investment)	Shares	Shares

Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.00%	None

Annual Fund Operating Expenses
(expenses that are deducted	Class A	Trust Class
from Fund assets)	Shares	Shares

Investment advisory fees	0.92%	0.92%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.30%	0.30%

Total annual fund operating expenses(1)	1.47%	1.22%

Indirect annual underlying fund operating expense(2)	0.04%	0.04%

Total fund and indirect fund annual operating expense	1.51%	1.26%

(1)	Until August 28, 2007, the Advisor waived a portion of its fee and/or reimbursed certain Fund expenses so that Total annual fund operating expenses were 1.40% for Class A Shares and 1.14% for Trust Class Shares for the fiscal year ended April 30, 2008.

(2)	The Fund indirectly pays a portion of the operating expenses, including management fees, for investments in other underlying investment companies. These expenses are deducted from the underlying funds before their share prices are calculated. Actual indirect expenses vary with expense changes in the underlying funds, as well as the allocation of the Fund’s assets, and may be higher or lower than shown above.

  Risk/Return Summary and Fund Expenses

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes:

•	$10,000 investment

•	5% annual return

•	no changes in the Fund’s operating expenses

•	reinvestment of dividends and distributions

The figures shown would be the same whether you sold your shares at the end of a period or kept them. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Trust Class
	Shares	Shares
One Year After Purchase	$449	$128

Three Years After Purchase	$763	$400

Five Years After Purchase	$1,099	$692

Ten Years After Purchase	$2,047	$1,523

  Risk/Return Summary and Fund Expenses

First Sterling Income

Investment Objective	The Fund seeks as high a level of current income as is consistent with preservation of capital. This objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies	The Fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in bonds. The Fund invests primarily in investment grade or comparable quality bonds, which are debt obligations issued by U.S. corporations or by the U.S. government, its agencies or instrumentalities. Such bonds may include mortgage-backed bonds, including mortgage pass-through securities, convertible securities and preferred stock.

Investment grade debt obligations are securities rated, at the time of purchase, by a nationally recognized rating agency in one of the four highest rating categories (i.e., having a rating of, or equivalent to, at least “BBB” by Standard & Poor’s Ratings Services or “Baa” by Moody’s Investors Service, Inc.) or unrated securities determined by the Advisor to be of comparable quality. The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so.

In managing the portfolio, the Advisor will employ an analysis of economic trends, particularly interest rate movements, yield spreads, inflation trends and corporate profit outlook. The Advisor diversifies the Fund’s holdings among the sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.

The Fund will normally have a dollar weighted average effective portfolio maturity of 3 to 10 years. Under normal market conditions, the Fund’s portfolio will have an average effective duration of between 2.5 and 4.5 years, but it could be higher or lower.

  Risk/Return Summary and Fund Expenses

Duration is a measure of how much the price of a bond would change compared to a change in market interest rates. Bonds with longer durations have higher risk and volatility.
The Fund may also invest, under normal market conditions, up to 20% of its net assets in Yankee bonds and other dollar-denominated foreign bonds and non-dollar-denominated foreign bonds.
During temporary defensive periods as determined by the Advisor, the Fund may hold up to 100% of its total assets in money market instruments, such as U.S. government securities, short-term corporate debt obligations, domestic bank certificates of deposit, bankers’ acceptances and repurchase agreements. However, to the extent the Fund is so invested, it may not achieve its investment objective during that time. Uninvested cash reserves may not earn income.
The Fund’s annual portfolio turnover rate is expected to be lower than 100%.
The Advisor may use certain strategies (“Hedging Strategies”) on behalf of the Fund to seek to reduce certain risks that could be associated with its investments, to manage the maturity and/or duration of the Fund’s portfolio or as a substitute for investing directly in an underlying security. These strategies include the use of options on securities and securities indexes, stock index and interest rate futures contracts and options on such futures contracts. The Fund may also enter into swap transactions. Swap transactions generally are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and/or

  Risk/Return Summary and Fund Expenses

duration of the Fund’s portfolio or to gain exposure to a market without directly investing in securities traded in that market. Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with the Fund’s investment objective and policies. The Fund may not use Hedging Strategies for speculative purposes. Further information relating to the use of Hedging Strategies, and the limitations on their use, appears in the SAI.
Principal Investment Risks
Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The Fund will invest primarily in bonds and other fixed income securities, which present a lesser potential for capital appreciation than equity securities. There is no guarantee that the Fund will meet its objective. When you sell your shares in the Fund, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Fund.

Interest Rate Risk.  All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of the Fund’s bond investments, and of its shares, will decline. In general, the shorter the effective maturity of a bond, the lower the risk of price fluctuation and the lower the return.

Credit Risk. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. This risk increases the lower the credit rating of an instrument or its issuer. Although the Fund will invest primarily in bonds that carry investment grade credit ratings, obligations rated in the lowest

  Risk/Return Summary and Fund Expenses

investment grade rating category are considered to have speculative characteristics.
If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money.
Prepayment Risk and Extension Risk. The Fund’s investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond’s maturity date. Prepayment exposes the Fund to the risk of lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur resulting in a longer, effective maturity of the security. As a result of this extension risk the value of such securities may decline.

Market Risk. The market in general has ups and downs, which may affect the performance of any individual fixed income security. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate and liquidity conditions of such sectors.

Selection Risk. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other funds with similar objectives.

Foreign Investment Risk. To the extent the Fund invests in foreign securities, it will be subject to risks generally associated with foreign investments, such as political and financial instability, less liquidity and greater volatility, currency exchange rate fluctuations, and lack of uniform accounting, auditing and financial reporting standards.
Derivatives Risk. The Fund may use Hedging Instruments, such as options, futures and

  Risk/Return Summary and Fund Expenses

options on futures (including those relating to stocks, indexes and foreign currencies), and swap agreements, which are derivatives. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Additionally, some derivatives the Fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of Hedging Instruments.
A further discussion of permissible investments for the Fund can be found in the SAI.

Who May Want to Invest?	Consider investing in First Sterling Income if you:

• are looking to add a monthly income component to your portfolio
• are willing to accept some risks of price and dividend fluctuations

  Risk/Return Summary and Fund Expenses

Performance Information

The bar chart and tables shown illustrate the risks of investing in the Fund. Before the Fund commenced operations on May 13, 2002, substantially all of the assets of a predecessor CTF that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Fund were transferred to the Fund. The bar chart shows you how the performance of the Fund’s Trust Class Shares has varied from year to year. The first table compares the average annual total returns of the Fund’s Trust Class and Class A Shares over time to those of the Lehman Brothers Intermediate U.S. Government/Credit Index, an unmanaged index that is generally representative of U.S. government and corporate bonds with remaining maturities of one to ten years. Please note that the performance figures for the Fund’s shares in the bar chart and the first table do not reflect the impact of applicable taxes and represent the performance of the CTF through May 12, 2002, adjusted to reflect the Fund’s estimated fees and expenses before waivers and/or reimbursements, and the performance of the Fund’s shares thereafter. The CTF was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that might have adversely affected performance. The second table compares the average annual total returns of the Fund’s Trust Class and Class A Shares to those of the Lehman Brothers Intermediate U.S. Government/Credit Index for various periods since the date the Fund commenced operations as an investment company registered under the 1940 Act. These performance figures for the Fund’s Trust Class Shares are shown before and after taxes. All performance figures reflect the reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax performance is shown only for the Fund’s Trust Class Shares. After-tax performance of the Fund’s Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the figures for “Returns After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  Risk/Return Summary and Fund Expenses

Year-by-Year Total Returns as of 12/31 for Trust Class Shares (*)

The year-to-date total return of the Fund’s Trust Class Shares as of 6/30/08 was 0.91%.

Best Quarter:	3Q 2001	4.82%
Worst Quarter:	2Q 2004	-2.68%

(*)	Reflects performance of the predecessor CTF through May 12, 2002.

The returns for Class A Shares will differ from the returns for Trust Class Shares shown in the bar chart because of differences in fees and expenses of each Class.

  Risk/Return Summary and Fund Expenses

Average Annual Total Returns as of 12/31/07(1)

First Sterling Income	1 year	5 years	10 years
Trust Class Shares	5.33%	2.80%	4.45%

Class A Shares (with load)	2.49%	2.03%	3.93%

Lehman Brothers Intermediate U.S. Government/Credit Index(2)	7.39%	4.06%	5.76%

Merrill Lynch Government/Corporate 1-10 Year Index(2)	7.37%	4.03%	5.74%

(1)	Reflects performance of the predecessor CTF through May 12, 2002.

(2)	The Lehman Brothers Intermediate U.S. Government/Credit Index has replaced the Merrill Lynch Government/Corporate 1-10 Year Index as First Sterling Income Fund’s performance benchmark. In the Advisor’s opinion, the Lehman Brothers Intermediate U.S. Government/Credit Index, which is generally representative of U.S. government and corporate bonds with remaining maturities of one to ten years, provides a better benchmark comparison of First Sterling Income Fund’s performance than the Merrill Lynch Government/Corporate 1-10 Year Index, which represents the general performance of short-to-intermediate U.S. government bonds and investment grade corporate bonds. Accordingly, the Fund will not provide performance information for the Merrill Lynch Government/Corporate 1-10 Year Index in the future. The Indexes do not include fees and expenses. Investors may not invest directly in the Indexes.

Average Annual Total Returns as of 12/31/07

			Since
			Inception
First Sterling Income	1 year	5 years	(May 12, 2002)

Trust Class Shares Returns Before Taxes	5.33%	2.80%	3.66%

Trust Class Shares Returns After Taxes on Distributions	3.44%	1.22%	2.04%

Trust Class Shares Returns After Taxes on Distributions and Sale of Fund Shares	3.44%	1.46%	2.16%

Class A Shares Returns Before Taxes(1)	2.49%	2.03%	2.94%

Lehman Brothers Intermediate U.S. Government/Credit Index(2)	7.39%	4.06%	5.03%

Merrill Lynch Government/Corporate 1-10 Year Index(2)	7.37%	4.03%	4.99%

(1)	Return reflects performance after sales charges and expenses are deducted.

(2)	The Lehman Brothers Intermediate U.S. Government/Credit Index has replaced the Merrill Lynch Government/Corporate 1-10 Year Index as First Sterling Income Fund’s performance benchmark. In the Advisor’s opinion, the Lehman Brothers Intermediate U.S. Government/Credit Index, which is generally representative of U.S. government and corporate bonds with remaining maturities of one to ten years, provides a better benchmark comparison of First Sterling Income Fund’s performance than the Merrill Lynch Government/Corporate 1-10 Year Index, which represents the general performance of short-to-intermediate U.S. government bonds and investment grade corporate bonds. Accordingly, the Fund will not provide performance information for the Merrill Lynch Government/Corporate 1-10 Year Index in the future. The Indexes do not include fees and expenses. Investors may not invest directly in the Indexes.

  Risk/Return Summary and Fund Expenses

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
(fees paid directly from your	Class A	Trust Class
investment)	Shares	Shares

Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.50%	None

Annual Fund Operating Expenses
(expenses that are deducted	Class A	Trust Class
from Fund assets)	Shares	Shares

Investment advisory fees	0.70%	0.70%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.32%	0.32%

Total annual fund operating expenses(1)	1.27%	1.02%

(1)	Until August 28, 2007, the Advisor waived a portion of its fee and/or reimbursed certain Fund expenses so that Total annual fund operating expenses were 1.20% for Class A Shares and 0.93% for Trust Class Shares for the fiscal year ended April 30, 2008.

  Risk/Return Summary and Fund Expenses

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes:

•	$10,000 investment

•	5% annual return

•	no changes in the Fund’s operating expenses

•	reinvestment of dividends and distributions

The figures shown would be the same whether you sold your shares at the end of a period or kept them. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Trust Class
	Shares	Shares
One Year After Purchase	$376	$104

Three Years After Purchase	$643	$325

Five Years After Purchase	$930	$563

Ten Years After Purchase	$1,746	$1,248

  Risk/Return Summary and Fund Expenses

First Elite Money Market

Investment Objective	The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. This objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies	The Fund invests in money market obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), the interest from which is generally exempt from state income taxation. You should consult your tax advisor to determine whether distributions from the Fund derived from interest on such obligations are exempt from state income taxation in your own state. The Fund may also enter into repurchase agreements fully collateralized by U.S. Government Securities. The Fund’s investments may include variable and floating rate securities. Money market obligations are securities whose individual maturity is 397 days or less. Under extraordinary circumstances, the Fund may hold cash or cash equivalents or U.S. Government Securities subject to state taxation.

When selecting securities for the Fund’s portfolio, the Sub-Advisor first considers safety of principal and the quality of an investment. The Sub-Advisor then focuses on generating a high level of income. The Sub-Advisor generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the Sub-Advisor believes to be the best relative values.

As a money market fund, the Fund maintains an average weighted portfolio maturity of 90 days or less and limits the maturity of each security in its portfolio to 397 days or less.

  Risk/Return Summary and Fund Expenses

Principal Investment Risks	Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The Fund expects to maintain a net asset value of $1.00 per share, but there is no assurance that it will be able to do so on a continuous basis. There is no guarantee that the Fund will meet its objective. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Selection Risk.  Like all investment funds, the Fund is subject to the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market price for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. While the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

  Risk/Return Summary and Fund Expenses

Interest Rate Risk.  The Fund is subject to the risk that changes in interest rates will affect the yield or value of the Fund’s investments in debt securities. Typically, when interest rates rise, the value of most debt instruments goes down.

When interest rates fall, the Fund’s yield may decline as the short-term securities in the Fund’s portfolio mature and the proceeds are reinvested in securities at the lower interest rate.

Income Risk. Income risk is the chance that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt instruments.

A further discussion of permissible investments for the Fund can be found in the SAI.

Who May Want to Invest?	Consider investing in First Elite Money Market if you:
• have a low risk tolerance
• are seeking preservation of capital
• are investing short-term reserves
• are willing to accept lower potential returns in exchange for a higher degree of safety

  Risk/Return Summary and Fund Expenses

Performance Information

The bar chart on this page shows you how the performance of the Fund’s Trust Class Shares has varied from year to year. The table shows the Fund’s average annual total returns over time since its inception. This information gives some indication of the risks of an investment in the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions, and reflect contractual and voluntary fee reductions during the periods. Without such fee reductions, the Fund’s performance would have been lower.

Of course, past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 for Trust Class Shares

The year-to-date total return of the Fund’s Trust Class Shares as of 6/30/08 was 1.25%.

Best Quarter:	4Q 2006	1.19%
Worst Quarter:	1Q 2004	0.14%

The returns for Class A Shares will differ from the returns for Trust Class Shares shown in the bar chart because of differences in fees and expenses of each Class.

  Risk/Return Summary and Fund Expenses

Average Annual Total Returns as of 12/31/07

			Since
			Inception
First Elite Money Market	1 year	5 years	(May 13, 2002)

Trust Class Shares	4.67%	2.68%	2.52%

Class A Shares	4.40%	2.42%	2.26%

As of April 30, 2008, the seven-day current and effective yields were 1.96% and 1.98%, respectively, for Trust Class Shares and 1.71% and 1.72%, respectively, for Class A Shares of the Fund. For current yield information you may call toll-free (888) 494-8510.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
(fees paid directly from your	Class A	Trust Class
investment)	Shares	Shares

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None

Annual Fund Operating Expenses
(expenses that are deducted	Class A	Trust Class
from Fund assets)	Shares	Shares
Investment advisory fees	0.20%	0.20%

Distribution (12b-1) fees	0.25%	None

Other expenses	0.26%	0.26%

Total annual fund operating expenses	0.71%	0.46%

  Risk/Return Summary and Fund Expenses

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes:

•	$10,000 investment

•	5% annual return

•	no changes in the Fund’s operating expenses

•	reinvestment of dividends and distributions

The figures shown above would be the same whether you sold your shares at the end of a period or kept them. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Trust Class
	Shares	Shares
One Year After Purchase	$73	$47

Three Years After Purchase	$227	$148

Five Years After Purchase	$395	$258

Ten Years After Purchase	$883	$579

  Fund Management

Investment Advisor and Sub-Advisor

First Financial Capital Advisors LLC (the “Advisor”), a wholly owned subsidiary of First Financial Bancorp, located at 9120 Union Centre Boulevard, Suite 300, West Chester, Ohio 45064, serves as investment advisor to the Funds. The Advisor manages the investment of the assets of each Fund and continuously reviews, supervises and administers the Funds’ investments. The Advisor is responsible for placing orders for the purchase and sale of the Funds’ investments directly with brokers and dealers selected at its discretion. The Advisor was established using investment personnel of First Financial Bank, N.A. (the “Bank”).

The Bank is also a wholly owned subsidiary of First Financial Bancorp and, as of June 30, 2008, had assets in excess of $1.945 billion under management. It was founded in 1863 and is the 12th oldest national bank in the United States. It has been managing trust monies for over 40 years. Shares of the Funds are not guaranteed by the Bank nor are they insured by the FDIC.

Munder Capital Management (the “Sub-Advisor”), 480 Pierce Street, Birmingham, Michigan 48009, is the investment sub-advisor for First Elite Money Market. The Sub-Advisor supervises and directs the investments of First Elite Money Market, places orders for the Fund’s purchases and sales of securities, and maintains records relating to such purchases and sales. As of June 30, 2008, the Sub-Advisor had approximately $30.7 billion in assets under management, of which $9.3 billion were invested in money market or other short-term instruments.

In return for these advisory services for the Funds’ last fiscal year, each Fund paid the Advisor an annual investment advisory fee of:

	As a percentage
	of average daily
	net assets

First Caliber Equity	0.85%	*

First Sterling Income	0.61%	*

First Elite Money Market	0.20%	(1)

*	Until August 28, 2007, the Advisor waived a portion of its contractual fees for these Funds. Contractual fees payable to the Advisor (without waivers) are 0.92% for First Caliber Equity and 0.70% for First Sterling Income.

(1)	The investment advisory fee for First Elite Money Market includes the sub-advisory fee at the annual rate of 0.09% of the Fund’s average daily net assets paid to the Sub-Advisor.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with the Advisor and the sub-investment advisory agreement with the Sub-Advisor is included in the Trust’s annual report for the fiscal year ended April 30, 2008.

  Fund Management

Primary Portfolio Managers

Alfred Shepard, CFA is the primary portfolio manager responsible for the day-to-day management of First Caliber Equity and First Sterling Income. He has held that position since April 2008. From March 2006 to March 2008, Mr. Shepard served as a senior portfolio manager for Tapke Asset Management. From December 2004 to October 2005, Mr. Shepard served as a co-manager for National Asset Management at Invesco. For approximately sixteen years prior thereto, he managed individual and institutional assets for PNC Bank. The SAI provides additional information about Mr. Shepard’s compensation, other accounts managed, and ownership of Fund shares.

Cheryl Z. Germeroth has been the primary portfolio manager responsible for the day-to-day management of First Elite Money Market, since June 7, 2006. Ms. Germeroth is also responsible for the management and trading of other short-term fixed income portfolios, including mutual fund and cash management accounts managed by the Sub-Advisor. She joined the Sub-Advisor in 1995.

Co-Administrators

Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, provides certain administrative services to the Funds pursuant to a co-administration agreement with the Trust, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. Citi also acts as the fund accountant, transfer agent (the “Transfer Agent”) and dividend paying agent of the Funds.

First Financial Capital Advisors LLC also provides certain administrative services to the Funds pursuant to a co-administration agreement with the Trust for which it receives an annual fee at the rate of 0.05% of each Fund’s average daily net assets.

Distributor

Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”), located at 10 High Street, Suite 302, Boston, MA 02110, acts as the Funds’ distributor. Foreside is not affiliated with Citi, the Advisor or Sub-Advisor.

  Fund Management

Distribution and Shareholder Servicing Arrangements-Additional Payments

The Advisor has entered into a Distribution Services Agreement with the Distributor, whereby the Advisor has agreed that in the event that the Funds’ 12b-1 fees are not sufficient to pay for certain distribution activities described elsewhere in this prospectus and disclosed below, the Advisor will use its own resources to pay the Distributor for the portion of distribution activities not paid for by the Funds’ 12b-1 fees. Such payments by the Advisor, which includes what is sometimes called “revenue sharing,” may be made, among other things, to supplement commissions reallowed to dealers, or more generally to promote the sale of Fund shares or to service Fund shareholders. Among other things, such payments may include, but are not limited to: (1) due diligence payments for a broker-dealer’s examination of the Funds and payments for employee training and education in relation to the Funds; (2) listing fees for the placement of the Funds on a broker-dealer’s list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Fund shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Fund shares; and (5) payments for the sale of Fund shares and/or the maintenance of Fund share balances. These payments will not change the price an investor will pay for Fund shares. In some circumstances, the payments may create an incentive for a dealer, other organizations and their investment professionals to recommend or sell shares of the Funds to a client over shares of other funds. For more information, please contact your investment professional.

Disclosure of Portfolio Holdings
The Funds may provide information regarding portfolio holdings to service providers. A description of the policies and procedures with respect to the disclosure of portfolio security holdings is available in the Funds’ SAI.

  Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated

A Fund’s per share Net Asset Value (“NAV”) for each class of shares is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund attributable to such class:

NAV =
Total Assets – Liabilities
Number of Class Shares
Outstanding

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated (plus any applicable sales charge) after your order, completed application and full payment have been received in proper form by the Fund or its Transfer Agent. The Fund considers orders to be in “proper form” when all required documents are properly completed, signed and received.

First Elite Money Market
First Elite Money Market’s NAV is expected to be constant at $1.00 per share, although its value is not guaranteed. The NAV generally is determined at 12:00 noon Eastern time on days the New York Stock Exchange (the “NYSE”) and the Federal Reserve Bank of Cleveland (the “FRBC”) are open for regular business (a “business day”). The NYSE and the FRBC are closed on weekends, national holidays and Good Friday. In addition, First Elite Money Market reserves the right to consider a business day any other day on which regular trading in money market instruments is taking place. First Elite Money Market values its securities at their amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

If you properly place a purchase order to buy shares of First Elite Money Market, it must be received by 12:00 noon Eastern time in order to receive the NAV calculated at that time. If your order is received after 12:00 noon Eastern time, you will receive the NAV calculated on the next business day.

  Shareholder Information

Pricing of Fund Shares
continued

First Caliber Equity and First Sterling Income

The per share NAV for First Caliber Equity and First Sterling Income generally is determined, and each Fund’s shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time, on days both the NYSE and the FRBC are open. The NYSE and the FRBC are closed on weekends, national holidays and Good Friday. Foreign securities held by First Caliber Equity may trade on days when the Fund does not calculate its NAV and, thus, affect the Fund’s NAV on days when investors will not be able to purchase or redeem Fund shares.

If you properly place a purchase order to buy shares of First Caliber Equity or First Sterling Income, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated after market close or 4:00 p.m. on that business day. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next business day.

The First Caliber Equity and First Sterling Income Funds’ securities, other than short-term debt obligations, are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. If valuations for investments (received from a pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. The Board of Trustees will periodically evaluate the adequacy of the fair value procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost, unless the Board determines that such method does not represent fair value.

  Shareholder Information

Purchasing and Adding to Your Shares

You may purchase Trust and/or Class A Shares of the Funds through financial intermediaries who have executed agreements with the Distributor. These intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

The minimum initial investment amount for Class A Shares is $1,000. The subsequent minimum purchase amount for Class A Shares is $50. The minimum initial investment amount for Trust Class Shares is $1,500. There is currently no minimum requirement for subsequent purchases of Trust Class Shares. Trust Class Shares are available only to certain trust or institutional clients of the Advisor, the Bank or affiliates of First Financial Bancorp, as well as to clients of approved broker/dealers investing through a qualified wrap account.

All purchases must be in U.S. dollars. A fee of up to $50 will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks, nor credit card convenience checks are accepted.

A Fund may waive its minimum purchase requirement, and the Trust may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See “Anti-Money Laundering Program” at the end of this section and the “Market Timing Policy” section.

  Shareholder Information

Purchasing and Adding to Your Shares
continued

Instructions for Opening or Adding to an Account

If purchasing through your investment representative, simply tell your investment representative that you wish to purchase shares of the Funds, and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

You can add to your account by using the convenient options described below. Each Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

By Mail

By Regular Mail	By Express Mail
First Funds P.O. Box 182037 Columbus, OH 43218-2037	First Funds c/o Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219

For Initial Investment:

1.	Carefully read and complete the account application (the “Account Application”). Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check, bank draft or money order payable to “First Funds” and include the name and share class of the appropriate Fund(s) on the check.

3.	Mail or deliver application and payment to the address listed above.

For Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
    • Fund name
    • Share class
    • Amount invested
    • Account name and account number

  Shareholder Information

Purchasing and Adding to Your Shares
continued

Instructions for Opening or Adding to an Account

2.	Make check, bank draft or money order payable to “First Funds” and include your account number on the check.

3.	Mail or deliver investment slip or instructions and payment to the address above.

Electronic Purchases

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank in order for you to purchase Fund shares electronically. Your bank or broker may charge for this service.

Complete the electronic purchase option on your Account Application or call 1-888-494-8510. Your account can generally be set up for electronic purchases within 15 business days.

Call 1-888-494-8510 to arrange a transfer from your bank account.

By Wire Transfer

Call 1-888-494-8510 to obtain a new account number and instructions for sending your application and for instructing your bank to wire transfer your investment.

Note: Your bank may charge a wire transfer fee.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Automatic Investment Program

You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50. A minimum account balance of $1,000 must be maintained to be eligible to make automatic investments in the Funds.

  Shareholder Information

To invest regularly from your bank account:

•	Complete the Automatic Investment Plan portion on your Account Application

Make sure you note:

•	Your bank name, address and account number
•	The amount you wish to invest automatically (minimum $50)
•	How often you want to invest (every month or 4 times a year)
•	Attach a voided personal check

Anti-Money Laundering Program

Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such action as we deem reasonable as permitted by law. Please review your account application for additional information.

Selling Your Shares

You may sell your shares at any time. Your price will be the next NAV after your sell order is received in proper form by the Fund, the Transfer Agent or other authorized entity. Normally you will receive your proceeds within a week after your request is received. See section on “General Policies on Selling Shares” below.

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares and may result in a taxable event.

Instructions for Selling Your Shares

If selling your shares through your investment representative, ask him or her for redemption procedures. Your investment representative may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

  Shareholder Information

By Telephone

(Unless you have declined telephone sales privileges on your Account Application.)

Call 1-888-494-8510 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares – Verifying Telephone Redemptions” below.)

Please be advised that certain redemption requests must be submitted in writing. For a list of these transactions, please refer to “General Policies on Selling Shares – Redemptions in Writing Required” below.

By Mail

See “General Policies on Selling Shares – Redemptions in Writing Required” below

1. Call 1-888-494-8510 to request redemption forms or write:

•	your Fund and account number
•	amount you wish to redeem
•	address where your check should be sent
•	account owner signature

2.	Mail to: First Funds, P.O. Box 182037, Columbus, OH 43218-2037

By Overnight Service

See “General Policies on Selling Shares – Redemptions in Writing Required” below

1.	See “By Mail” instruction 1 above

2.	Send to First Funds, c/o Citi Fund Services Ohio, Inc., Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

By Wire Transfer

You must indicate this option on your Account Application.

Call 1-888-494-8510 to request a wire transfer. For First Caliber Equity and First Sterling Income, if you call by 4:00 p.m. Eastern time on a business day, your payment will normally be wired to your bank on the next business day. For First Elite Money Market, if you call by 12:00 noon Eastern time on a business day, your payment will normally be wired to your bank on the same business day. Note: Your financial institution may also charge a separate fee.

  Shareholder Information

Instructions for Selling Your Shares
continued

Questions?

Call 1-888-494-8510

Electronic Redemptions

Your bank must participate in the ACH and must be a U.S. bank in order for you to redeem Fund shares electronically.

Call 1-888-494-8510 to request an electronic redemption. If you call by 4:00 p.m. Eastern time (12:00 noon Eastern time for First Elite Money Market), the NAV of your shares will normally be determined on the same business day. If you call after 4:00 p.m. Eastern time (12:00 noon Eastern time for First Elite Money Market), the NAV of your shares will be determined on the next business day. Under normal circumstances, the proceeds should be credited within 7 days. Your bank may charge for this service.

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum periodic withdrawal is $100. To activate this feature:

•	Call 1-888-494-8510 or check the appropriate box on the Account Application. Please include a voided personal check.

•	Your account must have a value of $10,000 or more to start withdrawals.

Redemption by Check Writing — First Elite Money Market

You may write checks in amounts of $250 or more on your account in First Elite Money Market as long as you maintain a minimum account balance of $1,000. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You may not close your First Elite Money Market account by writing a check.

  Shareholder Information

Instructions for Selling Your Shares
continued

General Policies on Selling Shares

Transactions Through Intermediaries

Certain broker-dealers and other financial intermediaries are authorized to accept exchange or sales orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. For those interested in the intermediary’s redemption procedures, please contact your financial intermediary.

Redemptions in Writing Required

You must request redemption in writing in the following situations:

1.	Redemptions from Individual Retirement Accounts (“IRAs”).

2.	Redemption requests requiring a medallion signature guarantee, which include each of the following:

•	Redemptions over $100,000
•	Your account registration or the name(s) in your account has changed within the last 10 days
•	The check is not being mailed to the address on your account
•	The check is not being made payable to the owner of the account
•	The redemption proceeds are being transferred to another Fund account with a different registration.

A medallion signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program), but not from a notary public. Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

  Shareholder Information

General Policies on Selling Shares
continued

Verifying Telephone Redemptions

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Redemptions within 10 Business Days of Shares Purchased by Check

When you request redemption of any shares purchased by check, the proceeds of your redemption may be held until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days from your purchase date). You can avoid this delay by purchasing shares with a federal funds wire.

Delay or Suspension of Redemption Requests

Payment for shares may be delayed or suspended under extraordinary circumstances as permitted by the Securities and Exchange Commission (“SEC”) in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular mail or express mail. Further, payment for shares may be delayed when the NYSE and FRBC are closed or when trading on the NYSE is restricted. Under applicable anti-money laundering and other federal regulations, redemptions may be suspended, restricted or canceled and the proceeds may be withheld.

Redemption In Kind

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, a redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

  Shareholder Information

General Policies on Selling Shares
continued

Closing of Small Accounts

In order to protect shareholders from undue costs, if your account falls (not as a result of market action) below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV. Please be advised that this may result in a taxable event.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: if distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Redemption checks that remain uncashed for six months will be cancelled and the money reinvested in the appropriate Fund.

Market Timing Policy

The Funds are not designed for market timing strategies. If you engage in market timing, do not invest in shares of the Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and interfere with the efficient management of the Funds. Such practices may dilute the value of shares held by long-term shareholders, cause the Funds to maintain larger cash positions than would otherwise be necessary, increase brokerage commissions and administrative costs, and cause the Fund additional tax liability. The Funds therefore discourage frequent purchases and exchanges (“trading”) by shareholders and they do not knowingly tolerate nor make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control.

  Shareholder Information

Shareholders are restricted from making more than two “round trips” within one month provided that there are no more than 10 round trips within two continuous calendar quarters. A round trip is defined as a purchase into First Caliber Equity or First Sterling Income followed by a redemption out of the same Fund and includes exchange purchases and exchange redemptions. All shares transacted will be treated on a “last in, first out” basis. If shareholders exceed either round trip restriction, either the shareholder or the intermediary will be notified that further purchases of any Fund have been suspended for a full calendar quarter period. Following the end of the calendar quarter, the shareholder may place purchase or exchange requests by written request only with respect to the applicable Funds. The Transfer Agent is not obligated to provide the shareholder or the intermediary an earlier warning notice of exceeding an internal threshold and approaching the last permitted trade. A shareholder who has exceeded the round trip policy for applicable Fund accounts shall be placed on a watch list for candidates for permanent revocation of telephonic purchase or exchange privileges with respect to other accounts held by the shareholder in Funds whose accounts were not the cause for the suspension.

The round trip policy does not apply to the Funds’ Automated Investment Program purchases and Systematic Withdrawal Plan redemptions. In addition, the round trip policy may be modified at the Funds’ discretion for retirement plans to conform to plan exchange features and applicable law and regulation (for example, hardship withdrawals, rollovers, Roth IRA conversions, etc.) and for automated or pre-established exchange, asset allocation or dollar cost averaging programs. The Funds’ round trip policy applies uniformly to all investors, notwithstanding exceptions previously noted. However, in certain circumstances the Funds may accept frequent trading restrictions of intermediaries that differ from the Funds’ policies. Some financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third-party trading platforms/clearinghouses, maintain omnibus accounts in which they aggregate orders of multiple investors and forward these aggregated orders to the Funds. Because an omnibus account has aggregated trades which may involve transactions from other fund families having differing market timing policies, it may be impractical for them to enforce a particular Fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Trust believes that the alternate restrictions would provide reasonable protection to the Funds and their shareholders.

  Shareholder Information

While the Funds will work with intermediaries to enforce the round trip policy or another frequent trading policy (of the intermediary), there is no guarantee that all instances of frequent trading in Fund shares, whether or not transacted through an intermediary, will be prevented or that the Transfer Agent’s controls and procedures will be successful to identify or anticipate any person, group or account engaging in abusive trading activity or to curtail that activity. If the Funds detect a suspected market timing transaction or pattern of abusive trading, even if the above round trip limitations have not been reached, the Funds reserve the right, to (i) restrict or prohibit further purchases or exchanges and suspend or terminate telephonic redemption privileges at any time without prior notice and/or (ii) provide 60 day notice in requesting that the shareholder redeem all shares and close the account(s). Neither the Funds, the Distributor, the Advisor nor the Transfer Agent will be held liable for any loss resulting from (i) a rejected purchase or exchange order or (ii) delay in submitting a redemption order due to a revoked telephone privilege.

Distribution Arrangements/Sales Charges

Class A Shares of all Funds are subject to an annual distribution and shareholder servicing fee of 0.25% of the Fund’s average daily net assets pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Funds’ 12b-1 fees compensate the Funds’ Distributor and other dealers and investment representatives for expenses relating to the sale and distribution of the Funds’ shares and servicing shareholder accounts. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment in these Funds and may cost you more than paying other types of sales charges.

Class A Shares of the First Caliber Equity and First Sterling Income Funds are subject to a maximum front-end sales charge of 3.00% and 2.50%, respectively. First Elite Money Market is not subject to a front-end sales charge. (See below for description of calculation of sales charges.)

Trust Class Shares are available only to certain trust or institutional clients of the Advisor (see “Purchasing and Adding to Your Shares”) and are not subject to sales charges or 12b-1 distribution fees.

  Shareholder Information

Calculation of Class A Shares Sales Charges

Class A Shares of First Caliber Equity and First Sterling Income are sold at their public offering price. This price includes the front-end sales charges described above. Therefore, part of the money you invest in First Caliber Equity or First Sterling Income will be used to pay the sales charge. The remainder is invested in the respective Fund’s Class A Shares. The sales charges decrease with larger purchases. There is no sales charge on reinvested dividends and distributions. The Distributor will reallow the entire sales charge to selected broker/dealers for all sales with respect to which orders are placed.

Sales Charges — First Caliber Equity

	Sales Charge	Sales Charge
	as a % of	as a % of
	Your	Offering	Dealer
Your Investment	Investment	Price	Concession

Up to $74,999	3.09%	3.00%	3.00%
$75,000 up to $199,999	2.83%	2.75%	2.75%
$200,000 up to $499,999	2.56%	2.50%	2.50%
$500,000 up to $999,999	2.04%	2.00%	2.00%
$1,000,000 and above	0.00%	0.00%	0.00%

Sales Charges — First Sterling Income

	Sales Charge	Sales Charge
	as a % of	as a % of
	Your	Offering	Dealer
Your Investment	Investment	Price	Concession

Up to $74,999	2.56%	2.50%	2.50%
$75,000 up to $199,999	2.30%	2.25%	2.25%
$200,000 up to $499,999	2.04%	2.00%	2.00%
$500,000 up to $999,999	1.78%	1.75%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

Class A Shares Sales Charge Waivers.  The following classes of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Trust):

•	Officers, trustees, directors and advisory board members of the Trust and employees and retired employees of First Financial Bancorp and its affiliates, the Distributor and its affiliates and employees of the Advisor (and spouses, children and parents of each of the foregoing);

  Shareholder Information

•	Investors for whom First Financial Bancorp and its affiliate banks with trust powers and correspondent banks or other financial institutions act in a fiduciary, advisory, custodial, agency, or similar capacity; and

•	Investors who purchase shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares or “wrap” type programs.

In addition, the Trust may waive the sales charge for the purchase of a Fund’s shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Trust must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. The Trust may also periodically waive the sales charge for all investors with respect to a Fund.

The above information on sales charges is not available on a Fund website, as the Funds’ do not currently maintain a website.

Exchanging Your Shares
You can exchange your shares in one Fund for shares of the same class of another Fund of the Trust at NAV (see “Notes on Exchanges” below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Instructions for Exchanging Shares
Exchanges may be made by sending a written request to First Funds, P.O. Box 182037, Columbus, OH 43218-2037, or by calling 1-888-494-8510. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account and account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made

  Shareholder Information

See “Selling Your Shares” above for important information about telephone transactions. See “Market Timing Policy” above about further restrictions to exchanges.

Notes on Exchanges
When exchanging from a Fund that has no sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

Questions?

Call 1-888-494-8510

Dividends, Distributions and Taxes
Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on First Caliber Equity are declared and paid quarterly. Dividends on the other Funds are declared daily and paid monthly. Capital gains for all Funds typically are distributed annually, but may be distributed more frequently. All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales for re-invested dividends.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Taxes on capital gains distributions paid by the Funds will vary with the length of time the Fund has held the security, not how long you have invested in the Fund.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

  Shareholder Information

Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may be subject to special withholding requirements.

Avoid Backup Tax Withholding

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided a Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

  Financial Highlights

The Financial Highlights Table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP whose report for the period ended April 30, 2008, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Financial Highlights (for a share of capital stock outstanding throughout each period)

	Change in Net Assets Resulting
	from Operations:
				Net Realized		Change in	Less Dividends From:
				and		Net Asset		Net
	Net Asset			Unrealized		Value		Realized
	Value,	Net		Gains		Resulting	Net	Gains
	Beginning	Investment		(Losses) on		from	Investment	(Losses) on
	of Period	Income		Investments		Operations	Income	Investments

Class A

First Caliber Equity
Year Ended April 30, 2008	$10.26	$(0.03)		$(0.13)		$(0.16)	$(0.01)	$(2.48)
Year Ended April 30, 2007	10.47	0.04		1.14		1.18	(0.04)	(1.35)
Year Ended April 30, 2006	10.54	0.03		1.12		1.15	(0.03)	(1.19)
Year Ended April 30, 2005	10.34	0.03		0.28		0.31	(0.03)	(0.08)
Year Ended April 30, 2004	8.40	—	(d)	1.94		1.94	—	—

First Sterling Income
Year Ended April 30, 2008	9.58	0.33	(e)	0.10	(e)	0.43	(0.36)	(0.11)
Year Ended April 30, 2007	9.43	0.31		0.22		0.53	(0.38)	—
Year Ended April 30, 2006	9.79	0.32		(0.32)		—	(0.36)	—
Year Ended April 30, 2005	9.94	0.34		(0.09)		0.25	(0.40)	—
Year Ended April 30, 2004	10.32	0.44		(0.41)		0.03	(0.41)	—

First Elite Money Market
Year Ended April 30, 2008	1.000	0.036		—	(d)	0.036	(0.036)	—
Year Ended April 30, 2007	1.000	0.044		—	(d)	0.044	(0.044)	—
Year Ended April 30, 2006	1.000	0.031		—	(d)	0.031	(0.031)	—
Year Ended April 30, 2005	1.000	0.011		—		0.011	(0.011)	—
Year Ended April 30, 2004	1.000	0.004		—	(d)	0.004	(0.004)	—

Trust Class

First Caliber Equity
Year Ended April 30, 2008	10.25	(0.01)		(0.11)		(0.12)	(0.02)	(2.48)
Year Ended April 30, 2007	10.47	0.13		1.07		1.20	(0.06)	(1.36)
Year Ended April 30, 2006	10.54	0.06		1.12		1.18	(0.06)	(1.19)
Year Ended April 30, 2005	10.34	0.05		0.28		0.33	(0.05)	(0.08)
Year Ended April 30, 2004	8.40	0.02		1.94		1.96	(0.02)	—

First Sterling Income
Year Ended April 30, 2008	9.58	0.36	(e)	0.08	(e)	0.44	(0.38)	(0.11)
Year Ended April 30, 2007	9.42	0.33		0.23		0.56	(0.40)	—
Year Ended April 30, 2006	9.78	0.34	(e)	(0.32	)(e)	0.02	(0.38)	—
Year Ended April 30, 2005	9.94	0.36		(0.10)		0.26	(0.42)	—
Year Ended April 30, 2004	10.32	0.40		(0.34)		0.06	(0.44)	—

First Elite Money Market
Year Ended April 30, 2008	1.000	0.040		—	(d)	0.040	(0.040)	—
Year Ended April 30, 2007	1.000	0.047		—	(d)	0.047	(0.047)	—
Year Ended April 30, 2006	1.000	0.033		—	(d)	0.033	(0.033)	—
Year Ended April 30, 2005	1.000	0.014		—		0.014	(0.014)	—
Year Ended April 30, 2004	1.000	0.006		—	(d)	0.006	(0.006)	—

(a)	Total Return excludes sales charge.
(b)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of each Fund as a whole without distinguishing among the classes of shares issued.
(d)	Less than $0.005 per share.
(e)	Calculated based on average shares outstanding.
(f)	Portfolio turnover increased significantly due to a combination of increased volatility in the market, a repositioning of the Fund’s portfolio among market sectors and the more trading oriented strategy of the new management team in place during the relevant period.

			Ratios/Supplemental Data:
				Ratio of	Ratio of	Ratio of
	Net		Net	Expenses	Net	Expenses
Total	Asset		Assets,	to	Investment	to
Dividends	Value,		End of	Average	Income to	Average
and	End of	Total	Period	Net	Average	Net	Portfolio
Distributions	Period	Return(a)	(000’s)	Assets	Net Assets	Assets(b)	Turnover(c)

$(2.49)	$7.61	(3.81)%	$7,061	1.40%	(0.37)%	1.47%	378	%(f)
(1.39)	10.26	12.02%	7,846	1.25%	0.40%	1.45%	82%
(1.22)	10.47	11.60%	8,784	1.25%	0.34%	1.46%	28%
(0.11)	10.54	2.98%	9,609	1.25%	0.25%	1.53%	20%
—	10.34	23.14%	9,214	1.24%	(0.08)%	1.51%	30%

(0.47)	9.54	4.55%	2,649	1.20%	3.41%	1.27%	45%
(0.38)	9.58	5.69%	2,882	1.03%	3.62%	1.24%	19%
(0.36)	9.43	(0.02)%	3,901	1.03%	3.32%	1.25%	28%
(0.40)	9.79	2.51%	3,986	1.03%	3.47%	1.31%	20%
(0.41)	9.94	0.30%	4,055	1.02%	3.52%	1.35%	43%

(0.036)	1.000	3.76%	71	0.71%	3.60%	0.71%	N/A
(0.044)	1.000	4.51%	52	0.73%	4.37%	0.74%	N/A
(0.031)	1.000	3.10%	18	0.73%	3.06%	0.76%	N/A
(0.011)	1.000	1.11%	18	0.73%	1.12%	0.82%	N/A
(0.004)	1.000	0.37%	17	0.72%	0.40%	0.82%	N/A

(2.50)	7.63	(3.42)%	171,330	1.14%	(0.12)%	1.22%	378	%(f)
(1.42)	10.25	12.21%	260,655	1.00%	0.66%	1.20%	82%
(1.25)	10.47	11.90%	322,462	1.00%	0.59%	1.21%	28%
(0.13)	10.54	3.23%	365,935	1.00%	0.51%	1.28%	20%
(0.02)	10.34	23.38%	379,674	0.99%	0.21%	1.26%	30%

(0.49)	9.53	4.70%	59,445	0.93%	3.68%	1.02%	45%
(0.40)	9.58	6.07%	105,470	0.78%	3.88%	0.99%	19%
(0.38)	9.42	0.23%	153,213	0.78%	3.57%	1.00%	28%
(0.42)	9.78	2.66%	212,854	0.78%	3.73%	1.06%	20%
(0.44)	9.94	0.55%	236,293	0.77%	3.79%	1.05%	43%

(0.040)	1.000	4.03%	171,789	0.46%	3.87%	0.46%	N/A
(0.047)	1.000	4.77%	81,639	0.48%	4.67%	0.49%	N/A
(0.033)	1.000	3.36%	63,941	0.47%	3.33%	0.51%	N/A
(0.014)	1.000	1.36%	65,709	0.48%	1.35%	0.56%	N/A
(0.006)	1.000	0.62%	74,005	0.47%	0.62%	0.57%	N/A

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For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Report:

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal period.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including each Fund’s operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the SAI, Annual Report or Semi-Annual Report, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

First Funds
3435 Stelzer Road
Columbus, Ohio 43219
Telephone: 1-888-494-8510

The Funds’ SAI, Annual Report and Semi-Annual Report are not available on a Fund website, as the Funds’ do not currently maintain a website.

You can review the Funds’ SAI at the Public Reference Room of the Securities and Exchange Commission. You can receive text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-551-8090, or by e-mail to publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

FF-PU-0808

Investment Company Act file no. 811-10569.

STATEMENT OF ADDITIONAL INFORMATION
FIRST FUNDS
First Caliber Equity
First Sterling Income
First Elite Money Market
AUGUST 28, 2008
This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated August 28, 2008, of First Caliber Equity, First Sterling Income and First Elite Money Market (each, a “Fund” and collectively, the “Funds”), each a series of First Funds (the “Trust”)*, as the Prospectus may be revised from time to time. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. This SAI is incorporated in its entirety into the Prospectus.
Each Fund’s financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report for the fiscal year ended April 30, 2008 are incorporated by reference into this SAI. Copies of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Funds, at 3435 Stelzer Road, Columbus, Ohio 43219; or by calling the Funds at 1-888-494-8510.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Financial Bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve risk, including possible loss of principal.

*	Effective June 1, 2007, the Trust changed its name from Legacy Funds Group to First Funds. Also on that date, each Fund changed its name as follows:

Current Name	Former Name
First Caliber Equity	The Multi Cap Core Equity Fund
First Sterling Income	The Core Bond Fund
First Elite Money Market	The Federal Money Fund

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INVESTMENT POLICIES
The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. Each Fund is a diversified fund, which means that, with respect to 75% of the Fund’s total assets (100% with respect to First Elite Money Market), the Fund will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a non-fundamental policy of the Fund and may be changed by the Trust’s Board of Trustees without the approval of the Fund’s shareholders. All other investment restrictions, other than the fundamental investment restrictions listed under “Investment Restrictions,” described in the Prospectus or this SAI may be changed by the Trust’s Board of Trustees.
FIRST CALIBER EQUITY. First Caliber Equity (the “Equity Fund”) pursues its objective as described in the Prospectus by investing primarily in equity securities of companies of all market capitalizations. The Equity Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Equity securities in which the Equity Fund may invest include common stocks, investment grade convertible securities and preferred stocks of both domestic and foreign issuers; however investments in equity securities of foreign issuers are limited to 35% of the fund’s net assets. The Equity Fund may also purchase dividend-paying stocks. Although the Equity Fund does not limit its investments to a particular size of company, it focuses on large capitalization companies, generally with market capitalizations of $7.5 billion or more at the time of purchase by the Equity Fund.
The Equity Fund’s annual portfolio turnover rate is expected to be greater than 100%.
Under normal conditions, up to 20% of the Equity Fund’s net assets may be invested in money market instruments or held in cash. When warranted by business or financial conditions, or when, in the opinion of First Funds Capital Advisors LLC (the “Advisor”), it is in the best interests of the Equity Fund, the Equity Fund may for temporary defensive purposes invest up to 100% of its total assets in U.S. government securities or, subject to a 25% industry concentration limitation, certificates of deposit, bankers’ acceptances, commercial paper, repurchase agreements (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated in the fourth highest rating category or better by at least two nationally recognized statistical rating organizations (“NRSROs”).
FIRST STERLING INCOME. First Sterling Income (the “Bond Fund”) pursues its objective as described in the Prospectus by investing primarily in securities issued by U.S. corporations or by the U.S. government, its agencies and instrumentalities. The Bond Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. Generally, these are investment grade or comparable quality bonds, which are debt obligations issued by U.S. corporations or by the U.S. government, its agencies or instrumentalities. Investment grade debt obligations are securities rated, at the time of purchase, by an NRSRO in one of the four highest rating categories or unrated securities determined by the Advisor to be of comparable quality. The Bond Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. The Bond Fund also may invest in convertible securities and preferred stock.
The Bond Fund may also invest, under normal market conditions, up to 20% of its net assets in Yankee bonds (dollar-denominated bonds issued in the U.S. by foreign corporations, banks and governments) and other dollar-denominated foreign securities or money market instruments.
The Bond Fund will normally have a dollar weighted average effective portfolio maturity of 3 to 10 years and, under normal conditions, the Fund expects that the average effective duration of its portfolio will be between 2.5 and 4.5 years. As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the

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longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Advisor will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.
For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Advisor may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.
FIRST ELITE MONEY MARKET. First Elite Money Market (the “Money Fund”) pursues its objective as described in the Prospectus by investing in money market obligations issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), the interest from which is generally exempt from state income taxation. The Money Fund may also enter into repurchase agreements fully collateralized by U.S. Government Securities. Under extraordinary circumstances, the Money Fund may hold cash or cash equivalents or U.S. Government Securities subject to state taxation. These securities have remaining maturities not exceeding 397 days. High quality money market obligations are securities which, at the time of purchase, possess the highest short-term rating from at least two NRSROs, or one NRSRO if only rated by one NRSRO, or if unrated, are determined by the Advisor to be of comparable quality. The Money Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days.
If a security held by the Money Fund is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Money Fund’s Advisor or Munder Capital Management (the “Sub-Advisor”) must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Money Fund. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Money Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Prospectus and in this SAI.
From time to time, the Money Fund may hold temporarily cash or cash equivalents.
DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES
U.S. GOVERNMENT SECURITIES (All Funds). The Funds may invest in all types of securities issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, including money market obligations issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”) with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and obligations issued or guaranteed by U.S. government agencies or which are supported by the full faith and credit pledge of the U.S. government. In the case of U.S. government

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obligations which are not backed by the full faith and credit pledge of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality is unable to meet its commitments. Such securities may also include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies or instrumentalities, and participation in loans made to foreign governments or their agencies that are substantially guaranteed by the U.S. government (such as Government Trust Certificates).
DOMESTIC AND FOREIGN BANK OBLIGATIONS (The Equity and Bond Funds). Although neither of these Funds currently intends to invest in foreign bank obligations, each is permitted to invest in both domestic and foreign bank obligations. These obligations include, but are not restricted to, certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds limit their investments in U.S. bank obligations to obligations of U.S. banks (including U.S. branches of foreign banks). The Funds limit their investments in foreign bank obligations to U.S. dollar-denominated obligations of foreign banks (including U.S. branches of foreign banks) which, in the opinion of the Advisor, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Funds. The Funds will not invest in any obligations issued by the Advisor or the Advisor’s parent.
Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 10% of the value of the total assets of a Fund.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. government agency or instrumentality.
Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities, as are U.S. banks, and such branches may not be subject to reserve requirements.
COMMERCIAL PAPER (The Equity and Bond Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by U.S. banks and bank holding companies, U.S. corporations and financial institutions, as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such investments.
CORPORATE DEBT SECURITIES (The Equity and Bond Funds). Each of these Funds may invest in obligations of U.S. corporations, U.S. dollar-denominated debt obligations of foreign issuers and those described below under “Foreign Securities and American Depositary Receipts.” Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. Bank obligations include, but are not limited to certificates of deposit, bankers’ acceptances, and fixed time deposits. The Advisor, in choosing corporate debt securities on behalf of a Fund will evaluate each issuer based on: (i) general economic and financial conditions; (ii) the specific issuer’s: (a) business and management, (b) cash flow, (c)

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earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions to such issuer’s country; and (iii) other considerations the Advisor deems appropriate. Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities (see “Foreign Securities and American Depositary Receipts” below for more details).
High-quality and medium-quality debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of its Advisor or Sub-Advisor to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. The Appendix to this SAI contains further information about the rating categories of NRSROs and their significance. The Bond Fund anticipates investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by the NRSROs. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
UNRATED INVESTMENTS (All Funds). Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by a Fund in accordance with procedures adopted by the Board of Trustees. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. In the case of the Money Fund, to the extent required under Rule 2a-7 of the 1940 Act, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause the Money Fund to take such action as it determines is in the best interest of the Money Fund and its shareholders.
LETTERS OF CREDIT (The Bond Fund). The Bond Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Such banks, savings and loan associations and insurance companies must be, in the opinion of the Advisor, of investment quality comparable to other permitted investments of the Bond Fund.
REPURCHASE AGREEMENTS (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Funds will enter into repurchase agreements only with dealers, domestic banks (members of the Federal Reserve System having total assets in excess of $500 million) or recognized financial institutions which, in the opinion of the Advisor or Sub-Advisor, present minimal credit risks. Each Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the seller. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreements will always be less than one year. A Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements are considered loans by the Fund that enters into them. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities, more than 15% (10% with the respect to the Money Fund) of the net assets of the Fund would be so invested.

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VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The Funds may, from time to time, purchase variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund’s investment in demand instruments, which provide that such Fund will not receive the principal note amount within seven days’ notice, in combination with a Fund’s other investments in illiquid instruments, will be limited to an aggregate total of 15% (10% with respect to the Money Fund) of that Fund’s net assets.
The Funds may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if at the time of an investment, the issuer meets the criteria set forth in the Prospectus for short term debt securities.
FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS (“ADR”) (The Equity Fund and Bond Fund). ADRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are designed for use in the domestic securities market. The Equity Fund may invest up to 35% of its net assets in ADRs and securities of foreign issuers. The Bond Fund may invest in certain U.S. dollar-denominated and non-dollar-denominated debt securities of foreign issuers. The foreign debt securities in which the Bond Fund may invest include securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). The Bond Fund’s investment in foreign debt securities is limited to 20% of its net assets.
There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.
In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.
Investments in foreign securities and ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers, including through ADRs, are subject to different economic, financial, political and social factors. Individual foreign

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economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect the value of the particular security or ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In addition, with respect to investments in foreign securities, there is the risk of loss due to currency fluctuations.
WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS (All Funds). The Funds may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. Each Fund will segregate cash or other liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.
MORTGAGE-RELATED SECURITIES (The Bond Fund and Money Fund). Although none of the Funds intends to invest in mortgage-related securities, the Bond Fund and Money Fund may, consistent with its respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Mortgage-related securities, for purposes of the Funds’ Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (“GNMA”), and government-related organizations, such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernmental issuers, such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Bond Fund and/or Money Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since, in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages; and, therefore, it is not possible to predict accurately the security’s return. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return the Bond Fund and/or Money Fund will receive when these amounts are reinvested.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Treasury. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. government to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are

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guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In addition to Ginnie Maes, Fannie Maes or Freddie Macs, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Bond Fund also may invest in mortgage pass-through securities, where all interest payments go to one class of holders (“Interest Only Securities” or “IOs”) and all principal payments go to a second class of holders (“Principal Only Securities” or “POs”). These securities are commonly referred to as mortgage-backed security strips or MBS strips. The yields to maturity on IOs and POs are particularly sensitive to interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Bond Fund and/or Money Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the return of POs could be adversely affected. The Bond Fund will treat IOs and POs as illiquid securities except for IOs and POs issued by the U.S. government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by the Advisor.
The Bond Fund may also invest in certain Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”), which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Interest and prepaid principal on a CMO or REMIC are paid monthly or semi-annually. CMOs and REMICs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae. CMOs and REMICs are structured into multiple classes, with each class bearing a different expected maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes generally receive principal only after the earlier classes have been retired. When purchasing CMOs or REMICs, the Advisor will use the actual maturity date, average life calculation and structure of the CMO or REMIC to determine the effective maturity. To the extent a particular CMO or REMIC is issued by an investment company, the Bond Fund’s ability to invest in such CMOs or REMICs will be limited. The Bond Fund will not invest in the residual interests of REMICs.
The Advisor expects that new types of mortgage-related securities may be developed and offered to investors. The Advisor will, consistent with the Bond Fund and/or Money Funds’ investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.
The yield characteristics of mortgage-related securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Fund and/or Money Fund purchase a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Fund and/or Money Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate, or other similar models that are standard in the industry will be used by the Bond Fund and/or Money Fund in calculating maturity for purposes of its investment in mortgage-related securities.

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Like other bond investments, the value of mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. Their value may also be affected by changes in the market’s perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Bond Fund and/or Money Fund’s share values will fluctuate, and there can be no assurance that the Fund’s investment objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Bond Fund and Money Fund’s portfolio securities is longer.
ILLIQUID SECURITIES (All Funds). Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities under which the Fund may not invest more than 15% (10% for the Money Fund) of its net assets in the aggregate in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration “transactions by an issuer not involving any public offering.” Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the Advisor pursuant to procedures adopted by the Board.
Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities, such as institutional commercial paper, will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority (“FINRA”). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.
The Advisor will monitor the liquidity of restricted securities in the Funds’ portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Advisor; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Advisor; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Advisor deems relevant.

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SMALL CAP COMMON STOCKS (The Equity Fund). To the extent the Equity Fund invests in the common stock of “smaller” companies, such investment generally entails greater risk and volatility than investing in large, well-established companies. The securities of small capitalization companies may offer greater potential for capital appreciation than the securities of larger companies since they may be overlooked by investors or undervalued in relation to their earnings power. Small capitalization companies generally are not as well known to the investing public and have less of an investor following than larger companies; thus, their securities tend to trade less frequently than those of larger companies, which can adversely affect the pricing of these securities and the Equity Fund’s ability to sell these securities when the Advisor deems it appropriate. However, these securities may provide greater opportunities for long-term capital appreciation as a result of relative inefficiencies in the marketplace.
MID CAP COMMON STOCKS (The Equity Fund). To the extent the Equity Fund invests in the common stocks of mid-sized companies, such investment generally entails greater risk and volatility than investing in large, well-established companies. However, mid-sized companies seem to offer unique competitive advantages because, unlike companies listed on the S&P 500 Index, these companies are still in the developmental stages of their life cycle and are expected to offer the potential for more rapid growth and for capital appreciation because of their higher growth rates. In addition, in comparison with smaller companies, mid-sized companies tend to have more diversified products, markets, and better financial resources. Furthermore, mid-cap companies have a more defined organizational structure and a plan for management succession. Finally, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.
CONVERTIBLE SECURITIES (The Equity Fund). The Equity Fund may purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” by S&P, “Baa” by Moody’s, or, if unrated, judged by the Advisor to be of comparable quality. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and, thus, may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
The Equity Fund may invest in convertible securities when it appears to the Advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Advisor places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Securities rated less than “A” by S&P or Moody’s may have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer’s capacity to pay interest and repay principal than are higher rated debt securities. See the Appendix for an explanation of different rating categories.
In selecting convertible securities for the Equity Fund, the Advisor relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Equity Fund may purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Advisor, the risk of default is outweighed by the potential for capital appreciation.
The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty.

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Moreover, adverse publicity or the perceptions of investors over which the Advisor has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Advisor will attempt to avoid exposing the Equity Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.
PREFERRED STOCKS  The Bond Fund may invest in preferred stocks.  Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock.  Some preferred stocks also participate in dividends and distributions paid on common stock.  Preferred stocks may provide for the issuer to redeem the stock on a specified date.  The Fund may treat such redeemable preferred stock as a fixed income security.
INVESTMENT COMPANY SECURITIES (All Funds). Each Fund may invest in securities issued by other investment companies, including for the Equity Fund, participation in equity indices such as Standard & Poor’s Depositary Receipts (“SPDRs”) and Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) described below. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies, including operating costs, and investment advisory and administrative fees.
Exchange-Traded Funds (“ETF”) (The Equity Fund). The Equity Fund may invest in shares of ETFs, which are designed to provide investment results corresponding to a securities index. These may include SPDRs, DIAMONDS, Nasdaq 100 Shares and iShares exchange-traded funds (“iShares”). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.
The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Equity Fund. Moreover, the Equity Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.
Affiliated Money Market Fund (The Equity Fund and Bond Fund). The Equity Fund and Bond Fund may invest their uninvested cash and any cash collateral received through securities lending programs in the Money Fund, an affiliated money market mutual fund, without limit.
HEDGING INSTRUMENTS (The Equity Fund and Bond Fund).
Options. To the extent indicated in the Prospectus, the Equity Fund and Bond Fund each may use options on securities and securities indexes in seeking to reduce the risks associated with the types of securities in which the Equity Fund and/or Bond Fund are authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. Each of the Equity Fund or Bond Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts only in a manner consistent with its investment objective and policies. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Equity Fund and/or Bond Fund may use, together with some of the risks that may be associated with their use.

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About Options on Securities. A call option is typically a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.
Option Purchases. The Equity Fund and Bond Fund each may purchase call options on securities to fix the cost of a future purchase of the securities. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.
The Equity Fund and Bond Fund each may purchase put options to hedge against a decline in market value of a security held by the Fund. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.
Option Writing. The Equity Fund and Bond Fund each may write (i.e., sell) call options. Generally, calls will be written only when, in the opinion of the Advisor, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.
The Equity Fund and Bond Fund each may write (i.e., sell) put options. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Equity Fund and/or Bond Fund has written (i.e., sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Equity Fund and/or Bond Fund has written (i.e., sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for-share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.
Options on Securities Indices. Options on securities indices may by used in much the same manner as options

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on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Equity Fund and/or Bond Fund to be hedged. Options on securities indices are settled exclusively in cash.
Certain Risk Factors Relating to the Use of Options Strategies. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.
Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by either the Equity Fund and/or Bond Fund is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
Futures Contracts and Related Instruments. The Equity Fund and Bond Fund each may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which the Equity Fund and/or Bond Fund are authorized to invest and/or in anticipation of future purchases. The Equity Fund and/or Bond Fund may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. The following discussion sets forth certain information relating to the types of futures contracts that Equity Fund and/or Bond Fund may use, together with certain of the risks that may be associated with their use.
About Futures Contracts and Options on Futures Contracts. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.
Securities Index Futures Contracts. The Equity Fund and/or Bond Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a securities index futures contract may afford a hedge against not participating in such advance at a time when the Equity Fund and/or Bond Fund is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual

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securities which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.
Futures Contracts on Debt Securities. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, either the Equity Fund and/or Bond Fund may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Equity Fund and/or Bond Fund or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.
Options on Futures Contracts. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Equity Fund and/or Bond Fund. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.
Risk Considerations Relating to Futures Contracts and Related Instruments. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Equity Fund and/or Bond Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.
As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions

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because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.
The risks associated with options on futures contracts are similar to those applicable to options in general and are summarized above under the heading “Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when the Equity Fund and/or Bond Fund may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of the Equity Fund and/or Bond Fund will be correct.
Margin and Segregation Requirements Applicable to Futures Related Transactions. When a purchase or sale of a futures contract is made by the Equity Fund and/or Bond Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Equity Fund and/or Bond Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Equity Fund and/or Bond Fund expect to earn interest income on its initial margin deposits. A futures contract held by the Equity Fund and/or Bond Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Equity Fund and/or Bond Fund pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Equity Fund and/or Bond Fund but is instead a settlement between the Equity Fund and/or Bond Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Equity Fund and/or Bond Fund will value its open futures positions at market.
When the Equity Fund and/or Bond Fund purchases a futures contract, the Equity Fund and/or Bond Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Equity Fund and/or Bond Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Equity Fund and/or Bond Fund. When selling a futures contract, the Equity Fund and/or Bond Fund will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Equity Fund and/or Bond Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Equity Fund and/or Bond Fund to purchase the same futures contract at a price no higher than the price of the contract written by Equity Fund and/or Bond Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
When the Equity Fund and/or Bond Fund sells a call option on a futures contract, the Equity Fund and/or Bond Fund will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Equity Fund and/or Bond Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Equity Fund and/or Bond Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Equity Fund and/or Bond Fund.
When the Equity Fund and/or Bond Fund sells a put option on a futures contract, the Equity Fund and/or Bond Fund will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Equity Fund and/or Bond Fund may cover the position either by entering into a short position in the same futures contract, or by owning a

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separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Equity Fund and/or Bond Fund.
Swap Agreements. The Equity Fund and Bond Fund each may enter into total return swap agreements for purposes of hedging a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the Equity Fund and/or Bond Fund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their terms. The timing and character of any income, gain or loss recognized by the Equity Fund and/or Bond Fund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Equity Fund and/or Bond Fund are contractually obligated to make. If the other party to a swap agreement defaults, the Equity Fund and/or Bond Funds’ risk of loss consists of the net amount of payments that the Equity Fund and/or Bond Fund is contractually entitled to receive, if any.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Equity Fund and/or Bond Fund transactions in swap agreements.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.
SECURITIES LENDING (All Funds). Upon approval of the Board of Trustees, each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash, U.S. government securities, or other high quality debt instruments. This collateral must be valued daily; and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities. Loans will be subject to termination by a Fund or the borrower at any time. While a Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Trust’s Board of Trustees. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Each Fund will limit securities loans to 33-1/3% of the value of its total assets.

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PORTFOLIO TURNOVER. (All Funds) Purchases and sales are made for the Funds whenever necessary, in the Advisor’s opinion, to meet each Fund’s objective. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. Portfolio turnover may involve the payment by the Funds of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund which will increase the Fund’s total operating expenses. Increased portfolio turnover may increase the likelihood of additional capital gains for the Fund. It is anticipated that the annual portfolio turnover rate will exceed 100% the Equity Fund. Portfolio turnover rates of each Fund for the past five years are included in the Funds’ financial highlights section of the Prospectus.
INVESTMENT RESTRICTIONS
Under normal circumstances, the Equity Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics). Under normal circumstances, the Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics). The Trust has adopted a policy to provide shareholders with at least 60 days’ prior notice of any change in a Fund’s policy to so invest 80% of the Fund’s assets.
The following investment restrictions are fundamental policies of all Funds, except as noted. Fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under “Shares of Beneficial Interest” in this SAI).
None of the Funds, except where indicated, may:
(1) purchase a security if, as a result, 25% or more of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;
(2) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;
(3) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements;
(4) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that a Fund may enter into financial futures contracts and may write call options and purchase call and put options on futures contracts as consistent with the Fund’s investment objective and policies;
(5) issue senior securities or otherwise borrow, except that a Fund may borrow from banks up to 33-1/3% of the current value of its total assets and these borrowings may be secured by the pledge of up to 33-1/3% of the current value of its total assets; and provided further that a Fund may acquire when-issued securities, enter into other forward contracts to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund’s obligation thereunder, if any, is “covered” (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund’s obligations and marks-to-market daily such collateral); or
(6) with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of any issuer or the Fund’s ownership would be

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more than 10% of the outstanding voting securities of any issuer, provided however, the Money Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.
In addition, the Funds are subject to the following non-fundamental limitations, which may be changed by the Board of Trustees without the vote of shareholders. None of the Funds, except where indicated, may:
(1) write or sell options, call options, straddles, spreads or any combination thereof, except as consistent with the Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts, options on futures contracts and similar investments;
(2) purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies: (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments; and (b) it may obtain short-term credit as may be necessary for the clearance or purchase and sales of portfolio securities;
(3) purchase securities of companies for the purpose of exercising control; or
(4) invest more than 15% (10% with respect to the Money Fund) of its net assets in illiquid securities.
If any percentage limitation described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, with respect to fundamental policy number 5 above, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess. In addition, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities to exceed the limitation set forth in the Funds’ Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.
CODES OF ETHICS
The Trust, Advisor, Sub-Advisor and Foreside Distribution Services, L.P. (the “Distributor” or “Foreside”) (each, a “17j-1 Organization”) have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent affiliated persons of the Trust, Advisor, Sub-Advisor and Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the 17j-1 Organization and their personnel subject to the Code.
MANAGEMENT OF THE FUNDS
TRUSTEES AND OFFICERS. The Trust’s Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are listed below. The Trustees who are deemed to be an “interested person” of the Trust for purposes of the 1940 Act are marked with an asterisk “*”.

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TRUSTEES:

				Number of
	Position(s)	Term of Office;		Portfolios in	Other
	Held with	Term Served in		Fund Complex	Directorships (1)
Name, Address and Age	the Trust	Office	Principal Occupation During Past 5 Years	Overseen	Held by Trustee
Anthony A. Griffin	Trustee	Indefinite;	From June 2006 to present, Chief	3	None
c/o First Funds 3435 Stelzer Road Columbus, OH 43219 Age 40		Since: November 2007	Financial Officer, Griffin Industries— a privately-held recycler of food byproducts into feed ingredients and alternative fuels; from 1993 to June 2006, Vice President, Griffin Industries.

J. Franklin Hall *	President	Indefinite;	From 2005 to present, Chief Financial Officer, First Financial Bancorp; From 2002 to 2005, Controller, First Financial Bancorp.	3	None
c/o First Funds	and Trustee	Since: January 2007
3435 Stelzer Road
Columbus, OH 43219
Age 39

William E. Karnatz, Sr.	Trustee	Indefinite;	From April 1962 to present, Attorney.	3	None
c/o First Funds		Since: January 2002
3435 Stelzer Road Columbus, OH 43219
Age 70

James W. Schultz c/o First Funds	Trustee (Chairman	Indefinite; Since: January 2002	Retired, Ohio Public Education since 1998.	3	None
3435 Stelzer Road Columbus, OH 43219	of the Board)
Age 65
OFFICERS:

Number of
	Position(s)	Term of Office;		Portfolios in
	Held with	Term Served in		Fund Complex
Name, Address and Age	the Trust	Office	Principal Occupation During Past 5 Years	Overseen
Michael J. Cassani 9120 Union Centre Blvd,	Vice President	Indefinite; Since April 2008	From August 2007 to present, Senior Vice President and Chief Administrative Officer, First Financial Bank Wealth Resource Group. From October 1998 through August 2007, President, Fund Project Services, Inc.	3
Suite 200
West Chester, OH 45069
Age 45

Eric Phipps	Chief	Indefinite;	From June 2006 to present, Vice President, Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.); From December 1995 through October 2004, Director of Compliance, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.); From October 2004 through May 2006, Staff Accountant, Securities and Exchange Commission.	3
3435 Stelzer Road	Compliance	Since: March
Columbus, OH 43219	Officer	2007-November
Age 37		2007; and April
2008

Arthur Jensen	Treasurer	Indefinite;	From July 2008 to present, Senior Vice President, Citi Fund Services, Inc. (formerly, BISYS Fund Services, Inc.); From April 2005 through June 2008, Vice President, J.P. Morgan Funds Management, Inc.; From June 2001 through April 2005, Vice President, BISYS Fund Services, Inc.	3
3435 Stelzer Road Columbus, OH 43219 Age 41		Since: August 2008

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				Number of
	Position(s)	Term of Office;		Portfolios in
	Held with	Term Served in		Fund Complex
Name, Address and Age	the Trust	Office	Principal Occupation During Past 5 Years	Overseen
Danio Mastropieri	Secretary	Indefinite;	From July 2007 to present, Assistant Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services, Inc.); From July 2004 through July 2007, Regulatory Administration Specialist, PFPC Inc.; From February 2003 through July 2004, Document Review Attorney, Special Counsel.	3
100 Summer Street,		Since: August
Suite 1500		2007
Boston, MA 02110
Age 36
(1) Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of Trustees who are not “interested persons” of the Trust will be made by such disinterested Trustees. See “Rule 12b-1 Distribution Plan” in this SAI.
Messrs. Griffin, Karnatz and Schultz constitute the Trust’s Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust’s independent registered public accounting firm, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of the independent registered public accounting firm for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Audit Committee meets periodically, as necessary, and met twice during the most recently completed fiscal year.
Messrs. Griffin, Karnatz and Schultz constitute the Trust’s Nominating Committee. The Trust’s Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Trust and its shareholders. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, which includes information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee met once during the most recently completed fiscal year.
The Trust’s Pricing Committee is comprised of a Trustee and certain of the Trust’s portfolio managers, and such other persons as may be appointed by the Board from time to time, as well as the Funds’ Treasurer, acting in an ex-officio and consulting capacity. The function of the Pricing Committee is to assist in valuing the Funds’ investments. The Pricing Committee met twice during the most recently completed fiscal year.
OWNERSHIP OF SHARES OF THE TRUST AS OF DECEMBER 31, 2007

(1)	(2)	(3)
Aggregate Dollar Range of Equity Securities
and/or Shares in All Registered Investment
	Dollar Range of Equity Securities and/or	Companies Overseen by Trustee in Family of
Name of Trustee	Shares in the Funds	Investment Companies
Anthony A. Griffin	None	None
J. Franklin Hall	None	None
William E. Karnatz	$1 - $10,000 Class A - First Caliber Equity	$1 - $10,000

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(1)	(2)	(3)
Aggregate Dollar Range of Equity Securities
and/or Shares in All Registered Investment
	Dollar Range of Equity Securities and/or	Companies Overseen by Trustee in Family of
Name of Trustee	Shares in the Funds	Investment Companies
James W. Schultz	$10,001 - $50,000 Class A - First Caliber Equity	$10,001 - $50,000
As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust owned any securities of the Trust’s Investment Advisor, Sub-Advisor or Distributor or any entity controlling, under control with or controlled by the Investment Advisor, Sub-Advisor or Distributor.
Effective June 13, 2007, Trustees of the Trust who are not affiliated with the Distributor or the Advisor receive from the Trust the following fees:

	REGULAR OR SPECIAL IN-	OTHER TELEPHONIC
ANNUAL	PERSON MEETING FEE	MEETINGS
$12,000	$2,000	$500
Prior to June 13, 2007, such Trustees received an annual retainer of $2,000 and a regular or special in-person meeting attendance fee of $1,750. The table below sets forth the compensation received by each Trustee from the Trust for the fiscal year ended April 30, 2008, based on the compensation schedule then in effect. Trustees who are affiliated with the Distributor or the Advisor do not receive compensation from the Trust, but all Trustees are reimbursed for out-of-pocket expenses relating to attendance at Board meetings.

		Pension or
		Retirement	Estimated
		Benefits	Annual
	Aggregate	Accrued as a	Benefits
	Compensation	part of Fund	Upon	Total Compensation Paid From
Name of Trustee	from the Trust	Expenses	Retirement	Trust
Anthony A. Griffin*	$9,000	-0-	-0-	$9,000

J. Franklin Hall	N/A	N/A	N/A	N/A

William E. Karnatz Sr.	$24,000	-0-	-0-	$24,000

James Kingsbury**	$23,000	-0-	-0-	$23,000

James W. Schultz	$24,000	-0-	-0-	$24,000

*	Mr. Griffin was elected to the Board of Trustees as of November 30, 2007.

**	Mr. Kingsbury served as a Trustee of the Trust until April 7, 2008.

As of August 1, 2008, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.
As of August 1, 2008, the following individuals owned, of record, 5% or more of the Class A and Trust Class shares of the indicated Fund:

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		Percent of the Class
		Total Assets Held by
Fund/Class	No. of Shares	the Shareholder
FIRST ELITE MONEY MARKET — CLASS A BETH A. GALLAGHER 6011 BRIDGETON LN SOUTH BEND, IN 46614	51,060.550	72.00%
CITI FUND SERVICES 3435 STELZER RD ATTN: CORPORATE FINANCE COLUMBUS, OH 43219	19,140.570	26.99%

FIRST ELITE MONEY MARKET — TRUST COHAMCO PO BOX 476 HAMILTON, OH 45012	149,056,183.620	82.18%
CALHOUN & CO 411 W LAFAYETTE DETROIT, MI 48226-3455	32,325,085.800	17.82%

FIRST STERLING INCOME — CLASS A EMJAY CORPORATION CUSTODIAN PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD C/O GREAT WEST GREENWOOD VILLAGE, CO 80111	261,047.441	90.46%

FIRST STERLING INCOME — TRUST COHAMCO PO BOX 476 HAMILTON, OH 45012	5,903,713.216	100%

FIRST CALIBER EQUITY — CLASS A EMJAY CORPORATION CUSTODIAN PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD C/O GREAT WEST GREENWOOD VILLAGE, CO 80111	754,680.089	82.44%

FIRST CALIBER EQUITY — TRUST COHAMCO PO BOX 476 HAMILTON, OH 45012	21,178,691.667	99.35%
A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a Fund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the Fund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that Fund.
INVESTMENT ADVISOR AND SUB-ADVISOR. First Financial Capital Advisors, LLC (the “Advisor”), 9120 Union Centre Blvd., Suite 300, West Chester, Ohio 45069, has provided investment advisory services to

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the Funds since inception pursuant to an investment advisory agreement with the Funds (the “Advisory Agreement”). Subject to such policies as the Trust’s Board of Trustees may determine, the Advisor makes investment decisions for the Funds.
The Advisory Agreement provides that the Advisor shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Agreement, the Advisor furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund.
The Advisor has agreed to provide to the Funds, among other things, money market security and fixed income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.
As to each Fund, the Advisory Agreement continues in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities (as defined in the 1940 Act) or by the Trust’s Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.
For the advisory services it provides to the Funds, the Advisor may receive fees based on average daily net assets up to the following annualized rates: the Equity Fund, 0.92%; the Bond Fund, 0.70%; and the Money Fund, 0.20% of the value of such Fund’s average daily net assets. For the fiscal years ended April 30, 2006, April 30, 2007, and April 30, 2008, the Funds paid the Advisor the following advisory fees: $3,352,661, $2,538,944 and $2,166,381, respectively, for the Equity Fund; $1,359,831, $904,807 and $580,037, respectively, for the Bond Fund; and $152,439, $153,369 and $284,656, respectively, for the Money Fund. For the fiscal years ended April 30, 2006, April 30, 2007, and April 30, 2008, the Advisor waived the following advisory fees: $780,125, $550,843 and $181,944, respectively, for the Equity Fund; $429,995, $277,741 and $72,245, respectively, for the Bond Fund; and $24,216, $11,165 and $0, respectively, for the Money Fund.
Munder Capital Management (the “Sub-Advisor”), 480 Pierce Street, Birmingham, Michigan 48009, serves as Sub-Advisor to the Money Fund pursuant to an investment sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”). The Advisor pays the fees of the Sub-Advisor, at no additional cost to the Money Fund. The Sub-Advisory fee is calculated daily and paid monthly at the annual rate of 0.09% (0.05% prior to December 30, 2006) of the Money Fund’s average daily net assets. For the fiscal years ended April 30, 2006, April 30, 2007, and April 30, 2008, the Advisor paid the Sub-Advisor $38,110, $49,105 and $97,986, respectively, for sub-advisory services on behalf of the Money Fund.
The Advisor may make payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services and/or the distribution of the Funds’ shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor has employed the Distributor to provide certain of the services noted above at no cost to the Funds or their shareholders.
CO-ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, OH 43219, serves as Co-administrator, Transfer Agent and Fund Accountant. Prior to August 26, 2005, the Funds entered into an Administration Agreement (“Prior Administration Agreement”) with BISYS Fund Services Limited Partnership (“BISYS LP”). Under the Prior Administration Agreement, BISYS LP provided management and administrative services necessary for the operation of the Funds, furnished office space and facilities and paid the compensation of the Trust’s officers affiliated with BISYS LP. Pursuant to separate contracts in effect prior to August 26, 2005 (“Prior BISYS

24

Service Agreements”), Citi’s predecessor, BISYS Fund Services Ohio, Inc. (“BISYS”), an affiliate of BISYS LP, served as the Transfer Agent and Fund Accountant to the Funds. For their services, BISYS LP and BISYS entered into an Omnibus Fee Agreement (“Prior Omnibus Fee Agreement”) with the Trust pursuant to which the Trust paid a single all-inclusive fee (“Prior Omnibus Fee”). The Prior Omnibus Fee was computed daily and paid monthly at the annual rate of 0.30% of each Fund’s average daily net assets.
On August 26, 2005, the Funds entered into a new Co-Administration Agreement, Fund Accounting Agreement, Transfer Agency Agreement, and Omnibus Fee Agreement with Citi and terminated the respective prior agreements. Pursuant to the Omnibus Fee Agreement, the Trust pays Citi a single all-inclusive fee (“Omnibus Fee”). The Omnibus Fee is computed daily and paid monthly at the annual rate as follows:

Average Daily Net Assets of the Fund	Fee Amount
$0 — up to $500 million	Thirteen one-hundredths of one percent (.13% or 13 basis points) of the Funds’ average daily net assets

$500 million to $700 million	Eleven and one-half one-hundredths of one percent (.115% or 11.5 basis points) of the Funds’ average daily net assets

$700 million to $900 million	Ten and one-half one-hundredths of one percent (.105% or 10.5 basis points) of the Funds’ average daily net assets

$900 million to $1 billion	Nine one-hundredths of one percent (.09% or 9 basis points) of the Funds’ average daily net assets

Over $1 billion	Eight one-hundredths of one percent (.08% or 8 basis points) of the Funds’ average daily net assets

Effective August 26, 2008, the Omnibus Fee Agreement was amended to provide that the Omnibus Fee be computed daily and paid monthly at the annual rate as follows:

Average Daily Net Assets of the Fund	Fee Amount
$0 — up to $500 million	Eleven and three quarter one-hundredths of one percent (.1175 or 11.75 basis points) of the Funds’ average daily net assets

$500 million to $700 million	Ten and three quarter one-hundredths of one percent (.1075 or 10.75 basis points) of the Funds’ average daily net assets

$700 million to $900 million	Nine and three quarter one-hundredths of one percent (.0975 or 9.75 basis points) of the Funds’ average daily net assets

$900 million to $1 billion	Eight and one quarter one-hundredths of one percent (.0825 or 8.25 basis points) of the Funds’ average daily net assets

Over $1 billion	Seven and one-half one-hundredths of one percent (.075 or 7.5 basis points) of the Funds’ average daily net assets

For the fiscal years ended April 30, 2006, April 30, 2007 and April 30, 2008, the Funds paid Citi co-administration fees of $677,867, $358,578 and $306,116 , respectively, for the Equity Fund, $365,979, $167,954, and $107,720 respectively, for the Bond Fund, and $136,664, $99,484 and $185,024, respectively, for the Money Fund. For the fiscal years ended April 30, 2006, April 30, 2007 and April 30, 2008, the Funds paid Citi transfer agent fees of $39,683, $31,143 and $32,173, respectively, for the Equity Fund, $15,948, $18,051 and $7,887, respectively, for the Bond Fund and $8,013, $7,614 and $8,667, respectively, for the Money Fund. For the fiscal years ended April 30, 2006, April 30, 2007 and April 30, 2008, the Funds paid Citi fund accounting fees of $4,448, $3,757 and $3,809, respectively, for the Equity Fund, $17,412, $12,812 and $9,366, respectively, for the Bond Fund and $3,146, $2,341 and $2,546, respectively, for the Money Fund. These amounts for the fiscal years ended April 30, 2006, April 30, 2007 and April 30, 2008, include fees calculated under the Prior Omnibus Fee Agreement and fees calculated under the Omnibus Fee Agreement.
Under a Compliance Services Agreement between the Trust and Citi, Citi makes a Citi employee available to serve as the Trust’s Chief Compliance Officer. Under the Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This

25

includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by Citi and other Service Providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which Citi employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.
The foregoing asset-based fees and per account fees are subject to (i) an aggregate complex monthly minimum fee calculated by multiplying $6,250 by the number of Funds in the complex, plus (ii) a per class monthly fee (in excess of 1 per Fund) of $2,083.33, plus (iii) a shareholder account charge of $25 for each shareholder account in excess of 100 accounts (open or closed) in the relevant Fund, as reflected on Citi’s transfer agent system at any time during the relevant period.
CO-ADMINISTRATOR. Pursuant to separate contracts in effect prior to August 26, 2005, the Advisor also provided certain sub-administrative services to the Funds pursuant to a separate agreement with BISYS LP for which it received from BISYS LP an annual fee at the rate of the difference between 0.30% of each Fund’s average daily net assets and, on a graduated basis, 0.14% of the first $500 million of average aggregate net assets of each Fund, 0.125% of the next $200 million of such assets, 0.1125% of the next $200 million of such assets, 0.10% of the next $100 million of such assets, and 0.09% of such assets over $1 billion.
On August 26, 2005, the Funds entered into a Co-Administration Agreement with the Advisor and the sub-administration agreement was terminated. Pursuant to the Co-Administration Agreement, the Funds pay the Advisor 0.05% of the Funds’ average daily net assets for co-administrative services on behalf of the Funds. For the fiscal years ended April 30, 2006, April 30, 2007 and April 30, 2008, the Funds paid the Advisor co-administrative fees of $209,023, $240,964 and $230,336, respectively. The amount for 2006 includes fees calculated under the sub-administration agreement paid by BISYS LP and under the Co-Administration Agreement paid by the Funds.
PORTFOLIO MANAGER. Alfred Shepard, CFA is the portfolio manager primarily responsible for the day-to-day management of the Equity and Bond Funds. Mr. Shepard manages no other registered investment company accounts or other pooled investment vehicles.
Mr. Shepard receives from the Advisor compensation in the form of a base salary. Mr. Shepard is eligible to participate in other incentives and other benefits available to all employees of the Advisor.
As of April 30, 2008, Mr. Shepard does not own shares of the Funds.
Although not presently occurring, the Funds’ portfolio managers may manage multiple accounts for a diverse client base, including the Funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), and bank common trust accounts (“Other Accounts”).
Potential conflicts of interest may arise because of the Advisor’s management of the Funds and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Funds, that they are managing. The Advisor periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Funds.
Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the Other Accounts, and the performance of securities purchased for the Funds may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other

26

Accounts that are directly or indirectly contrary to investment decisions made for the Funds, which could have the potential to adversely impact the Funds, depending on market conditions.
A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
The Advisor’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with Fund guidelines and compliance with its Code of Ethics.
DISCLOSURE OF PORTFOLIO HOLDINGS
A Fund may provide information regarding portfolio holdings to service providers where relevant to duties to be performed for the Fund. Such service providers include fund accountants, administrators, investment advisers, custodians, independent registered public accountants, and attorneys, including the Advisor, the Sub-Advisor, Citi, Foreside, Ernst & Young LLP, Comerica Bank (“Comerica” or the “Custodian”), and Stroock & Stroock & Lavan LLP. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties, except that information about portfolio holdings may be made available to such third parties:
- Through disclosure in a Fund’s latest annual or semi-annual report or Form N-Q;
- In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or
- When a Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement, the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed or the information is at least 15 days old. Such disclosures shall be authorized by the President or Chief Compliance Officer of the Advisor and shall be reported periodically to the Board. Examples include disclosure to rating and ranking organizations
Neither the Funds nor the Funds’ Advisor or Sub-Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees may, on a case-by-case basis, authorize the disclosure of information as an exception to the Funds’ Disclosure Policies or impose additional restrictions on the disclosure of information beyond those found in the Funds’ Disclosure Policies.
DISTRIBUTION OF FUND SHARES
DISTRIBUTOR. Foreside Distribution Services, LP (the “Distributor”), 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for the shares of the Funds pursuant to a distribution agreement with the Funds (the “Distribution Agreement”). The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds’ shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. The Distributor is not an affiliate of either Citi, the Advisor or Sub-Advisor. Prior to August 1, 2007, BISYS LP served as the Funds’ distributor. The Distributor pays the cost of advertising, office space and the personnel involved in such activities. Pursuant to the Distribution Agreement, the Distributor receives annual compensation of $75,000, excluding fees for certain services. The Advisor has agreed to compensate and reimburse the Distributor for any distribution services for which the Funds are not authorized to compensate and reimburse the

27

Distributor under the Funds’ Distribution Plan. For the fiscal year ended April 30, 2008, in aggregate, the Advisor made payments to BISYS LP and the Distributor in the amount of $75,000.
For the fiscal year ended April 30, 2008, in aggregate, BISYS LP and the Distributor received approximately $6,384 from commissions earned on sales of Class A Shares of the Funds, all of which was reallowed to dealers of the Funds’ shares.
The Distribution Agreement between the Trust and the Distributor dated August 1, 2007 was approved by the Trust’s Board of Trustees (including a majority of such Trustees who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act). Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one year periods from the date of such Agreement if approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by either party or, by a vote of a majority of the shareholders of the Trust. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.
RULE 12B-1 DISTRIBUTION PLAN
Pursuant to Rule 12b-1 under the 1940 Act, each Fund, with respect to its Class A Shares, has adopted a distribution plan (the “Distribution Plan”), which permits the Funds to pay certain expenses associated with the distribution and servicing of its Class A Shares. Such expenses may not exceed, on an annual basis, 0.25% of a Fund’s Class A Shares’ average daily net assets. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors, (v) expenses of providing personal services relating to shareholder accounts and/or services related to the maintenance of shareholder accounts, and (vi) such other similar services as the Board of Trustees determines to be appropriate. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Trust and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them.
The Distribution Plan continues in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the disinterested Trustees. All agreements relating to the implementation of the Distribution Plan will terminate automatically if assigned, and may be terminated at any time by the Fund which is a party to such agreement, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by any Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the Trustees of the Trust and the disinterested Trustees. For the fiscal year ended April 30, 2008, the following 12b-1 fees, with respect to the Class A Shares, were paid by the Funds: $18,551 for the Equity Fund, $6,806 for the Bond Fund and $129 for the Money Fund. All such payments were made in connection with compensation to broker-dealers selling shares of the Funds.
PROXY VOTING POLICIES
The Board of Trustees of the Trust has delegated proxy voting responsibility to the Advisor and adopted the Advisor’s proxy voting policies and procedures (the “Policy”) which are described below. The Advisor may, but

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is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Money Fund to the Sub-Advisor. The Trustees will review the Policy at least annually.
The Policy is designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those of shareholders. The Advisor generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Advisor may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Advisor will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the Advisor or any of its affiliate or any affiliates of the Fund. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-888-494-8510; and (2) on the SEC’s website at http://www.sec.gov.
PRIOR AND COMPARATIVE PERFORMANCE
Performance of Predecessor Common Trust Fund. Each of the Equity Fund and the Bond Fund commenced operations upon the investment of a substantial amount of assets invested from a common trust fund operated by the predecessor to the Advisor. If a the Equity Fund and Bond Fund’s predecessor fund was operated with investment policies substantially similar to those of the Equity Fund and Bond Fund, the Equity Fund and Bond Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the SEC and as appropriate. Because common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund’s performance included in any quotation of a Equity Fund and Bond Fund’s performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Equity Fund and Bond Fund’s estimated expense ratio for its first year of operations.
From time to time, the Trust may quote the Funds’ performance in advertising and other types of literature as compared to the performance of any of the S&P indices, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds’ performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service, which monitors the performance of mutual funds.
The Funds’ comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.
The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P or Moody’s. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund’s shares since the rating would not comment on the market price of the Fund’s shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund’s performance with other investments, which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with other rated investments.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The Funds’ Shares are offered for sale by financial intermediaries and institutions having executed agreements with the Trust’s Distributor, Foreside. The Prospectus contains a general description of how investors may buy shares of the Funds.

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The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the New York Stock Exchange (“NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.
Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.
As stated in the Prospectus, the public offering price of the Class A and Trust Class Shares of the Money Fund is their net asset value per share which the Fund will seek to maintain at $1.00 per share. The public offering price of the Class A and Trust Class Shares of each of the other Funds is their net asset value per share next computed after the sale plus, for Class A Shares, a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The Prospectus contains a table of applicable sales charges.
CLASS A SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Trust):
(1) Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;
(2) Officers, trustees, directors and advisory board members of the Trust and employees and retired employees of First Financial Bancorp and its affiliates, the Distributor and its affiliates, and employees of the Advisor (and spouses, children and parents of each of the foregoing);
(3) Investors for whom First Financial Bancorp and its affiliate banks with trust powers and correspondent banks or other financial institutions act in a fiduciary, advisory, custodial, agency, or similar capacity; and
(4) Investors who purchase shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits purchases of Shares or “wrap” type programs.
In addition, the Trust may waive the sales charge for the purchase of a Fund’s shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Trust must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. The Trust may also periodically waive the sales charge for all investors with respect to a Fund.
The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
DETERMINATION OF NET ASSET VALUE
Net asset value per share for each Fund generally is determined by Citi, as Fund Accountant of the Funds, on each day the NYSE is open for trading. The net asset value per share is calculated at 12:00 noon (Eastern Standard time) for the Money Fund and at 4:00 p.m. (Eastern Standard time) for all other Funds, Monday through Friday, on each day both the NYSE and the Federal Reserve Bank of Cleveland are open for regular

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business (a “Business Day”), which excludes the following business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of such class. All expenses, including fees paid to the Advisor, the Co-Administrators and the Distributor, are accrued daily and taken into account for the purpose of determining the net asset value. In addition, the Money Fund reserves the right to calculate its NAV on any other day on which regular trading in money market instruments is taking place.
The Money Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Money Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Money Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.
Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, the Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 days or less and invest only in “Eligible Securities,” as defined in Rule 2a-7(a)(10), determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. The extent of any deviations from $1.00 per share will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.
The Equity and Bond Funds’ securities, other than short-term debt obligations, are generally valued on the basis of market quotations or official closing prices or by an independent pricing service approved by the Board of Trustees. If valuations for investments (received from a pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Equity Fund and Bond Fund calculates its NAV), the Equity Fund and Bond Fund may value those investments at fair value as determined in accordance with procedures approved by the Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. government securities, but excluding debt securities maturing in 60 days or less, the valuations may be based on latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less generally are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity

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and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
With respect to options contracts, the premium received is recorded as an asset and equivalent liability; and, thereafter, the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by the Equity Fund and/or Bond Fund is recorded as an asset and subsequently adjusted to market value.
PORTFOLIO TRANSACTIONS
The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust’s Board of Trustees, the Advisor is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution taking into account the broker’s general execution and operational facilities, the type of transaction involved and other factors. While the Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.
During the fiscal years ended April 30, 2006, April 30, 2007, and April 30, 2008, the Funds paid aggregate brokerage commissions as follows:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2006	April 30, 2007	April 30, 2008
The Equity Fund	$513,819	$705,132	$2,038,207	(1)
The Bond Fund	$0	$0	$0
The Money Fund	$0	$0	$0

(1)   Brokerage Commissions increased significantly due to a combination of increased volatility in the market, a repositioning of the Fund’s portfolio among market sectors and the more trading oriented strategy of the new management team in place during the relevant period.
The Advisor may, in circumstances in which two or more brokers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker that has provided statistical or other research services to the Advisor. By allocating transactions in this manner, the Advisor is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through whom the Advisor places securities transactions for a Fund may be used by the Advisor in servicing its other accounts, and not all of these services may be used by the Advisor in connection with advising the Funds. In so allocating portfolio transactions, the Advisor may, in compliance with Section 28(e) of the Exchange Act, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.
Except in the case of equity securities purchased by the Equity Fund, purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing a Fund’s portfolio securities transactions will consist

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primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Any of the Funds may purchase obligations from underwriting syndicates of which the Distributor or affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees. Under the 1940 Act, persons affiliated with the Advisor, the Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Fund to affiliated brokers.
Purchases and sales of equity securities for the Equity Fund typically are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.
In placing orders for portfolio securities for the Equity Fund, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Advisor will generally seek reasonably competitive spreads or commissions, the Equity Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.
As permitted by Section 28(e) of the Exchange Act, the Advisor may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Advisor an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The amounts of transactions involving such commissions for research services and the services provided by such broker-dealers are periodically reviewed by the Board of Trustees. For First Caliber Equity, the aggregate amount of transactions during the fiscal year ended April 30, 2008 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Broker	Commissions	Principal
Charles Schwab & Company	$889,696	$728,704,809
Citigroup	$566,405	$503,603,113
Bank of New York	$405,841	$432,900,508
CIT Group	$79,695	$71,445,235
Morgan Stanley Company	$29,607	$38,088,041
Wachovia Corporation	$16,213	$27,526,228
A.G. Edwards	$12,348	$11,598,386
Credit Suisse	$11,580	$7,278,023
UBS Securities	$10,183	$13,212,694
Bear Stearns Securities Corporation	$6,911	$8,906,365
Fulcrum Global Partners	$6,170	$7,993,808
CS First Boston Corporation	$3,558	$3,764,772

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During the fiscal year ended April 30, 2008, the Funds held investments in securities of their regular broker-dealers as follows (in thousands):

Approximate Aggregate Value of Issuer’s
Securities Owned by the Fund During the
Fund	Fiscal Year Ended April 30, 2008	Name of Broker or Dealer
First Sterling Income	$ 998	Bank of New York
	$4,278	Citigroup
	$1,176	Morgan Stanley Dean Witter
FEDERAL INCOME TAXES
The Prospectus describes generally the tax treatment of dividends and distributions made by the Trust. This section of the SAI includes additional information concerning federal income taxes.
It is the policy of each Fund to qualify for the favorable tax treatment accorded “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and each Fund so qualified for the most recent fiscal year. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. Qualification by a Fund as a “regulated investment company” under the Code, requires, among other things, that: (a) at least 90% of the Fund’s annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities, options, futures, forward contracts, foreign currencies, and other income derived with respect to its business of investing in stock or securities; and (b) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund will not be subject to federal income tax on its net investment income and net capital gains which are distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income.
Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (i) 98% of ordinary income for the calendar year, (ii) 98% of capital gain net income for the one year period ending on October 31 and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year’s ordinary income and capital gain net income; and (ii) any amount on which the regulated investment company pays income tax for the year.
For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. Each Fund

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intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.
For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
At April 30, 2008, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount	Expires
First Sterling Income	$1,675,914	2011
First Sterling Income	$ 457,748	2012
First Sterling Income	$ 614,539	2014
First Sterling Income	$2,955,914	2015
First Sterling Income	$1,516,773	2016

Post October Loss Deferral:
Capital losses incurred after October 31, within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses as follows.

Post-October Capital Losses
First Sterling Income	$398,393
A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor’s shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.
It is anticipated that a portion of the dividends paid by the Equity Fund will qualify for the dividends-received deduction available to corporations. The Equity Fund is required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of the Equity Fund’s taxable year. The dividends paid by the other Funds are not expected to qualify. Tax law proposals introduced from time to time, may also affect the dividends received deduction.
If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares the shareholder subsequently pays a reduced sales load for shares of a Fund, the sales load previously incurred acquiring the Fund’s shares shall not be taken into account (to the extent such previous sales loads do not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.
Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 60-day period beginning 30 days before and ending 30 days after the day the shares are disposed.
The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by a Fund at the end of a fiscal year will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Investors should be aware that the investments to be made by the

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Funds may involve sophisticated tax rules (such as the original issue discount, marked to market and REMIC rules) that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. Investors should consult their tax advisors with respect to such rules.
Shareholders will be notified annually by the Trust as to the federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.
A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.
FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.
SHARES OF BENEFICIAL INTEREST
The Trust, which is an open-end, management investment company, was organized as a Massachusetts business trust on November 1, 2001, and consists of three separate portfolios or series, which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Prior to June 1, 2007, the Trust was known as Legacy Funds Group; First Caliber Equity was known as The Multi Cap Core Equity Fund; First Sterling Income was known as The Core Bond Fund; and First Elite Money Market was known as The Federal Money Fund.
Each Fund offers Trust Class and Class A Shares. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-888-494-8510, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund’s classes of shares.

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Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. As used in the Prospectus and in this SAI, the term “majority”, when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.
SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which the investor is or was a shareholder would be unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees of officers are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
OTHER INFORMATION
The Trust’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering is unlawful to be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.
CUSTODIAN
Comerica, One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, acts as custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all

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income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Comerica receives an annual fee of 0.075% on average net assets up to $1 billion and 0.05% on average net assets over $1 billion, subject to a minimum annual fee of $10,000 per Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FUND COUNSEL
Ernst & Young, LLP, 41 South High Street, Suite 1100, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Trust. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.
Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Trust and the Independent Trustees.

FINANCIAL STATEMENTS
Financial Statements for the Funds as of April 30, 2008 and for the period then ended as contained in the Annual Report to Shareholders have been audited by Ernst & Young, LLP.

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APPENDIX
The following is a description of the ratings by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services.
MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)
Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

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3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications. Suspension or withdrawal may occur if new and material circumstances arise the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1
STANDARD & POOR’S RATINGS SERVICES (“S&P”)
AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.
A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.
C1: The rating C1 is reserved for income bonds on which no interest is being paid.
D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
PLUS (+) OR MINUS (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
COMMERCIAL PAPER AND SHORT-TERM RATINGS
The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated

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Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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PART C: OTHER INFORMATION

ITEM 23.	Exhibits
(a)	Amended and Restated Agreement and Declaration of Trust of the Registrant (see Note A)
(a)(1)	Written Instrument Amending the Declaration of Trust (see Note F)
(b)	By-laws of Registrant (see Note A)
(c)	Not Applicable
(d)(1)	Investment Advisory Agreement (see Note D)
(d)(1)(a)	Schedule 1 to Investment Advisory Agreement (see Note F)
(d)(2)	Sub-Advisory Agreement (see Note F)
(d)(2)(a)	Schedule A to Sub-Advisory Agreement (see Note F)
(e)(1)	Distribution Agreement between Registrant and Foreside Distribution Services, L.P. (filed herewith)
(e)(2)	Form of Dealer Agreement (filed herewith)
(e)(3)	Form of Selling Agreement (filed herewith)
(f)	Not Applicable
(g)	Custody Agreement (see Note D)
(h)(1)	Transfer Agency Agreement (see Note E)
(h)(2)	Co-Administration Agreement with Citi Fund Services Ohio, Inc. (f/k/a BISYS Fund Services ohio, Inc.) (see Note E)
(h)(3)	Co-Administration Agreement with First Financial Capital Advisors LLC (see Note E)
(h)(4)	Fund Accounting Agreement (see Note E)
(h)(5)	Amendment to Omnibus Fee Agreement (filed herewith)
(h)(6)	Expense Limitation Agreement (see Note E)
(h)(7)	Form of Compliance Services Agreement (filed herewith)
(i)	Opinion and Consent of Counsel to the Registrant (see Note C)
(j)	Consent of Independent Registered Public Accounting Firm to the Registrant (filed herewith)
(k)	Not Applicable
(l)	Purchase Agreement (see Note C)
(m)	Plan of Distribution (see Note D)
(n)	Multiple Class Plan (see Note D)
(o)	Reserved
(p)(1)	Code of Ethics of First Financial Capital Advisors LLC (see Note E)
(p)(2)	Code of Ethics of Registrant (see Note E)
(p)(3)	Code of Ethics of Munder Capital Management (filed herewith)
(p)(4)	Code of Ethics of Foreside Distribution Services, LP (See Note G)
(q)	Other Exhibits: Powers of Attorney — William E. Karnatz, Sr., Anthony A. Griffin, James W. Schultz and J. Franklin Hall (See Note H)
Note A: Filed as an exhibit to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on November 2, 2001, and incorporated herein by reference.
Note B: Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on February 8, 2002, and incorporated herein by reference.
Note C: Filed as an exhibit to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on April 9, 2002, and incorporated herein by reference.
Note D: Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on August 27, 2003, and incorporated herein by reference.
Note E: Filed as an exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on August 28, 2006, and incorporated herein by reference.
Note F: Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on June 29, 2007, and incorporated herein by reference.
Note G: Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on August 28, 2007, and incorporated herein by reference.
Note H: Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement, File Nos. 333-72732; 811-10569, on June 27, 2008, and incorporated herein by reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant.
None.
ITEM 25. Indemnification
The Registrant is organized as a Massachusetts business trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust, dated as of November 1, 2001 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:
(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;
(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and
(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance have undertaken to repay the expenses if it subsequently is determined that such persons are not entitled to indemnification.
The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.
ITEM 26. Business and Other Connections of Investment Advisor
First Financial Capital Advisors LLC is the Registrant’s Investment Advisor and Munder Capital Management is the sub-advisor to First Elite Money Market. Information regarding the directors and officers of the Investment Advisor is included in the Investment Advisor’s Form ADV on file with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein. Information about the directors and officers of the Sub-Advisor is included in the Sub-Advisor’s Form ADV on file with the SEC and is incorporated by reference herein.
ITEM 27. Principal Underwriters
Item 27(a) Foreside Distribution Services L.P. (“Foreside” or the “Distributor”) acts as principal underwriter for the following investment companies:
American Independence Funds Trust
The Bjurman, Barry Funds
Commonwealth International Series Trust
The Coventry Group
Coventry Funds Trust
First Funds
Capital One Funds
Greenwich Advisors Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Pacific Capital Funds
RMR Series Trust
RidgeWorth Funds
RidgeWorth Variable Trust
The Lou Holland Trust
The Thirty-Eight Hundred Fund, LLC
Unified Series Trust
WB Capital Mutual Funds, Inc.

Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”. Foreside’s main address is 10 High Street, Boston, Massachusetts 02110. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.
ITEM 27(b) Information about Directors and Officers of Distributor:
The following table provides information with respect to each director, officer or partner of the Distributor:

Name	Address	Position with Distributor	Position and Offices with Registrant
Mark S. Redman	690 Taylor Road, Gahanna, OH 43230	President and Director	None
Elliott Dobin	10 High Street., Boston, MA 02110	Secretary	None
Linda C. Carley	10 High Street, Boston, MA 02110	Chief Compliance Officer	None
Wayne A. Rose	10 High Street, Boston, MA 02110	Assistant Chief Compliance Officer	None
James E. (Ed) Pike	690 Taylor Road, Gahanna, OH 43230	Financial and Operations Principal	None
Richard J. Berthy	Two Portland Square, Portland, ME 04101	Treasurer, Assistant Secretary and Director	None

Item 27(c) Not applicable.
ITEM 28. Location of Accounts and Records
All accounts, books, and records required to be maintained and preserved by
Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:
(1) First Financial Capital Advisors, Inc. (“FFCA”), 300 High Street, Hamilton, Ohio and 9120 Union Centre Boulevard, West Chester, Ohio (records relating to FFCA, as the advisor and co-administrator).
(2) Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio (records relating to Citi, as co-administrator, fund accountant and transfer agent).
(3) Comerica Bank, One Detroit Center, 500 Woodward Avenue, Detroit, Michigan (records relating to the custodian).
ITEM 29. Management Services
None.
ITEM 30. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and State of Ohio on the 28th day of August, 2008.

FIRST FUNDS

By:	J. Franklin Hall*

J. Franklin Hall, President and Chief
Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of First Funds has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

J. Franklin Hall*	President, Chief Executive Officer and Trustee

/s/ Arthur Jensen Arthur Jensen	Treasurer	August 28, 2008

Anthony A. Griffin*	Trustee

William E. Karnatz, Sr.*	Trustee

James W. Schultz*	Chairman and Trustee

*By	/s/ Danio Mastropieri	August 28, 2008

Danio Mastropieri
Attorney-in-Fact pursuant to a
power of attorney

EXHIBIT INDEX

Item No.	Name of Document
23(e)(1)	Distribution Agreement between Registrant and Foreside Distribution Services, L.P.
23 (e)(2)	Form of Dealer Agreement
23(e)(3)	Form of Selling Agreement
23(h)(5)	Amendment to Omnibus Fee Agreement
23(h)(7)	Form of Compliance Services Agreement
23(j)	Consent of Independent Registered Public Accounting Firm to the Registrant
23(p)(3)	Code of Ethics of Munder Capital Management